After a decade of roaring optimism and three years of excessive market volatility, investors are taking the time to review and rebalance their long-term investments. The recent crisis in corporate governance and earnings quality has largely run its course, paving the way for substantial investment returns from high quality companies. In the current market environment, there are a number of growth opportunities that benefit from low interest rates, low inflation, employment growth and strength in the consumer sector.

At Transamerica Investment Management, we remain steadfast in our commitment to provide exceptional long-term returns to our mutual fund clients. Our team approach to investing is driven by a rigorous research process that seeks to find premier investment opportunities. We analyze industries, scrutinize financial statements, get to know management, and ultimately invest in companies with positive cash flows and a dedication to creating shareholder value.

The start of a new year is an ideal time to review your portfolio. We highly recommend a balanced approach to investing, i.e. finding the right mix of equity, fixed income and money market funds. While a key benefit to investing in mutual funds is diversification among specific securities, your portfolio can be further diversified through asset allocation. Your specific allocations to equity, fixed-income and money market instruments will depend on your financial goals, time horizon and tolerance to stock market volatility.

The Transamerica Premier Funds offers an array of products in these asset classes, many of which have received top ratings from Morningstar. If you have any questions regarding any of the Premier Funds, please call 1-800-892-7587.

We believe our research-based investment philosophy will provide superior investment returns. We hope you will continue to trust the Transamerica Premier Funds with your long-term investments.

Sincerely,

Gary U. Rollé

President

page	1	TRANSAMERICA PREMIER FUNDS	2002 ANNUAL REPORT

Summary

Economic growth during the fourth quarter of 2002 remained sluggish, with the economy supported primarily by consumer spending. Business spending remained weak for the second consecutive year. Due to the anemic nature of the recovery and the lack of inflationary pressure, the Federal Reserve in November lowered the federal funds rate by a more aggressive than anticipated 50 basis points to 1.25%, a forty-year low. Expectations of an increase in fiscal stimulus in the form of lower taxes should support continued spending by the consumer. A weaker dollar is an additional source of stimulus, particularly for the export-oriented manufacturing sector. With business inventories still low and capital spending weak for two successive years, business spending is expected to stabilize and recover due to pent-up demand. Although the recovery remains anemic, there is no indication that a “double-dip” recession is likely.

Consumer Spending

Consumer spending, which accounts for about two thirds of GDP, remained strong during 2002, mainly due to low interest rates. Homes and cars, the biggest ticket items purchased by consumers, were in demand due to low interest rates and auto industry incentives. Home sales were particularly impressive, maintaining historically high levels, and creating a ripple impact in spending on home-related items such as furnishings and appliances.

During the fourth quarter, Fannie Mae reported that 30-year fixed mortgage rates had reached a record low of 5.93%. The refinancing of mortgages has contributed to consumer spending by allowing consumers to lower their monthly payments, obtain cash through “cash-out” financing, and pay down high interest rate credit card debt. With the refinancing pipeline backed up with a record number of applications, refinanced mortgages should continue to be a source of strength for the economy for the next few months, regardless of interest rate moves.

Despite a continued high level of spending by the consumer, there was some evidence that consumer demand decelerated into the end of the year. Christmas retail sales were disappointing, coming in substantially below retail store forecasts. This was likely the result of deteriorating consumer confidence, which was adversely affected by weaker labor markets, rising energy costs, and continued fears over a war in the Middle East. The unemployment rate ticked up from 5.6% at the end of the third quarter to 6.0% at the end of the year. During the fourth quarter, 120,000 jobs were lost, compared to the 93,000 jobs created over the third quarter. This was the first time in over five decades that the U.S. economy had experienced two consecutive years of job losses, which has had a negative impact on consumer confidence.

However, labor market indicators are considered lagging indicators for the economy, as layoffs generally occur as a result of slowed business conditions, rather than the anticipation of a slowdown. Unemployment at 6% is high in comparison to recent years, but remains close to levels once considered consistent with a healthy economy. Finally, personal income for those who remain employed has been increasing and will likely exceed a 4% rate of growth for 2002. Factoring in the expectation that the labor markets will respond to aggressive fiscal and monetary stimulus, the consumer will remain an important and effective source of strength for the economy.

Capital Spending

Business spending has remained weak in the face of continued profit pressures, an uncertain economic outlook, and excess capacity in many industries. Industries experiencing excess capacity include energy, paper and forest products, airline, and telecommunications. For these sectors, it could be years before supply is in balance with demand. Nonetheless, capacity utilization has improved in recent quarters, rising from a low of 74.6% in December of 2001 to 75.4% at the end of December 2002.

With business inventories low, and business spending having contracted for two consecutive years, many companies are finding it increasingly difficult to postpone spending to replace depreciated assets. Although the near-term economic outlook is still uncertain, a stabilization and resumption of brisker economic growth should release pent-up demand, resulting in a recovery in business spending on inventories and plants, properties, and equipment.

Government Spending

Increased government spending at the federal level is expected to be a cornerstone to this economic recovery. The Republican dominance in Congress has increased the likelihood of increased and permanent fiscal stimulus, primarily in the form of a dividend tax cut and lower income taxes, but also in spending on assistance to financially strapped states and an extension in unemployment benefits. Although President Bush’s aggressive stimulus plan, estimated to cost more than $600 billion over ten years, is unlikely to be enacted in its entirety, a watered down and still significant version is expected to pass. Under most projections this will result in a rise in budget deficits to levels not seen in recent years.

TRANSAMERICA PREMIER FUNDS	2002 ANNUAL REPORT	page	2

In contrast, state and local spending on social services is likely to decline due to weaker revenues from declines in personal and corporate income, capital gains, and sales taxes. Plummeting revenues in conjunction with spending programs implemented during the economic boom have resulted in widespread deficits for many states, partially offsetting the expected stimulus at the federal level. Since most states are required by their constitution to balance their budgets, this will result in massive cuts in local and state spending for education, healthcare, and other social services, as well as potential tax increases at both the corporate and individual level.

International

The U.S. is expected to remain the growth engine for the rest of the world, leading the global economy into recovery. With the exception of Asia (excluding Japan), foreign economies remain cyclically weak, or in the case of Latin America, weak due to political volatility. The Asian and European economies have become overly reliant on exports as a source of growth. Sustainable and robust economic growth for these regions will require increased domestic consumer spending and continued U.S. demand for imports. The European economies are also hobbled by the inability to enact more aggressive monetary and fiscal stimulus. The European Central Bank’s (ECB) mandate to limit inflation has led to a less proactive monetary policy, while the Stability Pact governing euro membership limits deficit spending. Irrefutable weakness during the fourth quarter finally compelled the ECB to cut rates by 50 basis points to 2.75% on December 5. The U.S. dollar weakened through the year, experiencing declines of 6.3% versus the euro and 9.8% versus the yen for the full year of 2002. While this increases the cost of a European vacation for Americans, it is a meaningful stimulant to the U.S. economy, particularly for the long beleaguered manufacturing sector. U.S. exports become more competitive to foreign buyers with a lower U.S. dollar.

Inflation

Core inflation remained low during 2002, with the CPI (Consumer Price Index) excluding the volatile food and energy components measuring 1.9% for the full year. Inflation is expected to remain contained given excess capacity in the economy, global competition, and a continued lack of pricing power. Nonetheless, the PPI (Producer Price Index) is expected to experience some volatility in the first quarter of 2003 due to the recent rise in oil prices. Manufacturers are unlikely to pass through the entire increase in raw material prices due to continued industrial overcapacity and global competition.

Interest Rates

Historically, the Federal Reserve has not raised the federal funds rate until unemployment has clearly declined. Given the job losses experienced over the fourth quarter of 2002 the Fed is not expected to raise rates until the second half of 2003, at the earliest. However, concerns that tax cuts will substantially increase the fiscal deficit and therefore the supply of U.S. Treasury bonds will likely pressure rates upwards. Corporate bonds are expected to outperform Treasuries in this environment, since corporate bond risk premiums remain historically high. The combination of higher yields and an expected reduction in risk premiums in this asset class will help cushion returns from capital depreciation, resulting in expected returns in the low-to-mid single-digits for corporate bonds.

Stock Market

Fourth quarter returns for the stock market were positive, with the S&P 500 up 8.4% and the NASDAQ up 14.1%. Nonetheless, 2002 returns were negative, resulting in three consecutive years of decline for the stock market.

Although the era of double-digit appreciation for stocks is clearly over, stocks are expected to have positive returns this year. The crisis in corporate credibility has largely run its course, resulting in an increased focus on corporate governance and earnings quality. Stock market multiples are closer to historical levels given the current low interest rate environment. Finally, the prospect of a dividend tax cut should result in an increased asset allocation to stocks, due to a more attractive after-tax return profile. As a result, stock returns are expected to be in the high single-digit range for 2002. For this rally to be sustainable, earnings growth must be a result of top line growth rather than just cost cutting. This will necessitate some combination of stronger demand and improved pricing power.

Conclusion

Economic growth in the next quarter is expected to remain tepid, but a “double-dip” recession is unlikely. Continued strength in consumer demand and a recovery in business spending, fueled by aggressive fiscal and monetary policy, should result in moderate GDP growth for the US economy. Although double-digit returns are not expected from financial assets, the fixed income and equity markets provide ample opportunity for positive long-term returns.

page	3	TRANSAMERICA PREMIER FUNDS	2002 ANNUAL REPORT

TRANSAMERICA PREMIER AGGRESSIVE GROWTH FUND

Primary Manager: Christopher J. Bonavico, Secondary Manager: Daniel J. Prislin

Fund Performance

The Transamerica Premier Aggressive Growth Fund (Investor Class) generated a total return of –28.18% for the 12-month period ended December 31, 2002, compared to its benchmark, the S&P 500, which returned –22.10%. The Fund’s underperformance was due to our concentrated approach, which magnified the impact of losses, and to an overweighting in media stocks.

Market Review

Call it the perfect storm. When it comes to equities, 2002 was a deleterious (harmful) combination of poor economic conditions, disappointing earnings reports, and corporate mismanagement that led investors to be extremely risk-averse. Investors either withdrew from the market or gravitated toward companies in defensive industries such as food and tobacco. Stocks with high-quality earnings held up best, while early stage companies floundered. Nearing year-end, the market changed course. Encouraged by a Federal Reserve interest-rate cut and a smattering of good news on the economy, investors waded back into the market, favoring the troubled tech and telecom areas. Despite a fourth-quarter bounce of 8.44%, the Standard & Poor’s 500 Index lost –22.10% for the year.

Strategy Review

Aggressive Growth is an eclectic group of roughly 35 (or fewer) high-quality stocks. To qualify, a company must have experienced management, sustainable competitive advantages and a secular long-term trend in its favor. Because we were familiar with its experienced management team, we made an exception to these criteria in the case of RiteAid, a highly leveraged drug-store chain going through a turnaround. It proved to be a mistake. The company could not maintain earnings level in the poor business climate and wound up as our largest detractor from performance. We exited the stock. Names that worked during the year were: Weight-Watchers International, Inc. in consumer health, Legg Mason in financial services, Expedia in direct travel, Allergan in specialty health, and First Data in financial transaction processing.

Our overexposure to media was both a burden and a boon. Cable-TV operator Comcast Corp. disappointed us when management attempted an ill-advised acquisition of AT&T Broadband. On the other hand, satellite-TV provider Echostar Communications proved its resilience in a weak economy, making strong contributions in the resurgent fourth-quarter.

Portfolio Asset Mix

Going Forward

In our view, economic expansion in 2003 will be relatively slow. Without a strong economy to “lift all boats,” only companies with secular winds at their backs; skilled, conservative managers; strong balance sheets and unique market positions will be able to excel. If we are correct, the stocks in Transamerica Premier Aggressive Growth should make up lost ground in the coming year.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

TRANSAMERICA PREMIER AGGRESSIVE GROWTH FUND WITH THE S&P 500 INDEX**

Total Returns As of December 31, 2002	Average Annual Total Return
	One Year	Five Years	Since Inception*

Investor Class	–28.18%	4.78%	8.14%

Class A	–28.27%	4.65%	8.02%

S&P 500 Index	–22.10%	–0.58%	1.30%

The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”) consists of 500 widely held, publicly traded common stocks. The S&P 500 does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.

*	Investor Class — June 30, 1997. Class A — June 30, 1998; average annual returns are based on the July 1, 1997 commencement date for the Investor Class.

**	Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2002.

Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.

This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

TRANSAMERICA PREMIER FUNDS	2002 ANNUAL REPORT	page	4

TRANSAMERICA PREMIER AGGRESSIVE GROWTH FUND

Schedule of Investments — December 31, 2002

	Shares	Market Value

COMMON STOCKS — 98.7%
Banks — 2.8%
Northern Trust Corporation	60,000	$2,103,000

Biotechnology — 4.8%
Genentech, Inc.[a]	25,000	829,000
Techne Corporation[a]	100,000	2,856,800

		3,685,800

Business Services — 2.7%
Global Payments, Inc.	65,000	2,080,650

Chemicals — 3.4%
Praxair, Inc.	45,000	2,599,650

Commercial Services — 3.4%
ServiceMaster Company	237,000	2,630,700

Commercial Services & Supplies — 17.9%
First Data Corporation	180,000	6,373,800
Paychex, Inc.	110,000	3,069,000
Robert Half International, Inc.[a]	171,500	2,762,865
Weight Watchers International, Inc.[a]	32,500	1,494,025

		13,699,690

Diversified Financials — 11.5%
BARRA, Inc.[a]	90,000	2,729,700
Investment Technology Group, Inc.[a]	107,500	2,403,700
Legg Mason, Inc.	75,000	3,640,500

		8,773,900

Internet Software & Services — 5.1%
Expedia, Inc., Class Aa	58,000	3,881,952

Media — 11.3%
EchoStar Communications Corporation, Class Aa	150,000	3,339,000
Liberty Media Corporation, Series Aa	301,958	2,699,504
Macrovision Corporation[a]	117,500	1,884,700
UnitedGlobalCom, Inc., Class Aa	300,000	720,000

		8,643,204

Pharmaceuticals — 10.5%
Allergan, Inc.	60,000	3,457,200
OSI Pharmaceuticals, Inc.[a]	35,000	574,000
Pfizer, Inc.	70,000	2,139,900
Pharmacia Corporation	45,000	1,881,000

		8,052,100

School — 3.1%
DeVry, Inc.[a]	140,000	2,325,400

Semiconductor Equipment & Products — 7.7%
Cymer, Inc.[a]	55,000	1,773,750
Intel Corporation	40,000	622,800
Maxim Integrated Products, Inc.[a]	15,000	495,600
QLogic Corporation[a]	60,000	2,070,600
TriQuint Semiconductor, Inc.[a]	225,000	954,000

		5,916,750

	Shares or Principal Amount	Market Value

Software — 8.1%
Adobe Systems, Inc.	105,000	$2,604,105
Microsoft Corporation[a]	70,000	3,619,000

		6,223,105

Transportation & Logistics — 6.4%
Expeditors International of Washington, Inc.	150,000	4,897,500

Total Common Stocks
(cost $85,300,033)		75,513,401

TIME DEPOSIT — 1.3%
State Street Bank & Trust Company
(cost $987,000) 0.750% 01/02/03	$987,000	987,000

Total Investments — 100.0%
(cost $86,287,033)*		76,500,401
Liabilities in Excess of Other Assets — 0.0%		(25,028)

Net Assets — 100.0%		$76,475,373

[a]	Non-income producing security

*	Aggregate cost for Federal tax purposes is $86,562,699. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $5,863,570 and $15,925,868, respectively. Net unrealized depreciation for tax purposes is $10,062,298.

See notes to financial statements

page	5	TRANSAMERICA PREMIER FUNDS	2002 ANNUAL REPORT

TRANSAMERICA PREMIER GROWTH OPPORTUNITIES FUND

Co-Managers: Christopher J. Bonavico, Kenneth F. Broad

Fund Performance

The Transamerica Premier Growth Opportunities Fund (Investor Class) returned –18.50% for 2002, compared to a return of –29.09% for its benchmark, the Russell 2500 Growth Index.

Market Review

The year ended December 31, 2002, will almost certainly be remembered for its lackluster economy, corporate governance scandals, the continued deflation of the late-1990s financial bubble, and a severe crisis in investor confidence. Every segment of the domestic equity markets, regardless of market capitalization or style orientation, ended the year with a loss, in spite of a remarkable rally in the final two months of the period. Among small-company stocks, only three of 23 industrial sectors — banks, household products and real estate — rose during the year. Battered hardest were the very sectors that floated highest in the ‘90s: pharmaceuticals and biotechnology, telecommunications and technology.

Strategy Review

The Fund’s outperformance can be attributed to a shift in investor attitudes. Spooked by scandals and earnings disappointments, investors increasingly sought out the kinds of companies that we prefer: “all-weather” businesses that are well funded and well managed, with transparent financial statements and rock-solid competitive positions. Among the top performers were our holdings in Expedia Inc., Dreyers Grand Ice Cream, Cymer Inc., Moody’s Corp. and Expeditors International.

Expedia, the online travel-booking service, is a prime example of our investment style. The company possesses advantages that would be exceptionally difficult to replicate. Notwithstanding the feeble U.S. economy and sharp downturn in domestic air travel since 9/11, Expedia has generated strong free cash flows as well as high returns on capital.

Even in-depth knowledge and carefully timed trading were of little avail with companies like Investment Technology Group (ITG) and Barra Inc., two of the Fund’s largest detractors from performance. All their strengths — long-term trends in their favor, skilled management teams and strong financial positions — could not compensate for weak demand for their products in a bear market. Nonetheless, we remain convinced of their growth potential and have maintained our positions.

Portfolio Asset Mix

Going Forward

As 2002 wound to a close, stocks rebounded vigorously, gaining as much in the final seven weeks as they might in an average year. While we are pleased with this recent progress, we continue to expect only very gradual economic expansion, a situation that will make positive secular trends, manageable levels of debt and experienced management all the more important to achieving superior growth. That bodes well for our current holdings.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN TRANSAMERICA PREMIER GROWTH OPPORTUNITIES FUND

WITH THE RUSSELL 2500 GROWTH INDEX**

Total Returns As of December 31, 2002	Average Annual Total Return
	One Year	Five Years	Since Inception*

Investor Class	–18.50%	10.45%	13.96%

Class A	–18.58%	10.30%	13.82%

Russell 2000 Index	–20.48%	–1.36%	0.66%

Russell 2500 Growth Index	–29.09%	–3.19%	–1.65%

The	Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth value. The Russell 2500 Growth Index measures the performance of the 2,500 smallest companies (approximately 17%) in the Russell 3000 Index (an index composed of the 3,000 largest U.S. companies by market capitalization, representing approximately 98% of the U.S. equity market).

The Russell 2000 Index measures the performance of the 2,000 smallest companies (approximately 7%) in the Russell 3000 Index (an Index composed of the 3000 largest U.S. companies by market capitalization, representing approximately 98% of the U.S. equity market). The Russell 2000 Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.

*	Investor Class — June 30, 1997. Class A — June 30, 1998; average annual returns are based on the July 1, 1997 commencement date for the Investor Class.

**	Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2002.

Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.

This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

TRANSAMERICA PREMIER FUNDS	2002 ANNUAL REPORT	page	6

TRANSAMERICA PREMIER GROWTH OPPORTUNITIES FUND

Schedule of Investments — December 31, 2002

	Shares	Market Value

COMMON STOCKS — 97.1%
Biotechnology — 4.8%
Techne Corporation[a]	143,500	$4,099,508

Business Services — 5.8%
Global Payments, Inc.	153,900	4,926,339

Commercial Services — 5.5%
ServiceMaster Company	420,000	4,662,000

Commercial Services & Supplies — 5.0%
Robert Half International, Inc.[a]	203,000	3,270,330
Weight Watchers International, Inc.[a]	20,000	919,400

		4,189,730

Containers & Packaging — 5.0%
Packaging Corp of America[a]	230,000	4,195,200

Diversified Financials — 23.0%
BARRA, Inc.[a]	155,000	4,701,150
BlackRock, Inc.[a]	115,000	4,531,000
Financial Federal Corporation[a]	175,000	4,397,750
Investment Technology Group, Inc.[a]	135,000	3,018,600
Moody’s Corporation	67,000	2,766,430

		19,414,930

Electronic Equipment & Instruments — 4.9%
Gentex Corporation[a]	130,000	4,113,200

Internet Software & Services — 4.6%
Expedia, Inc., Class Aa	57,500	3,848,487

Machinery — 0.2%
Graco, Inc.	6,000	171,900

Oil & Gas — 5.2%
EOG Resources, Inc.	110,000	4,391,200

School — 5.5%
DeVry, Inc.[a]	277,400	4,607,614

Semiconductor Equipment & Products — 8.1%
Cymer, Inc.[a]	74,000	2,386,500
QLogic Corporation[a]	75,000	2,588,250
TriQuint Semiconductor, Inc.[a]	450,000	1,908,000

		6,882,750

Software — 2.7%
SkillSoft PLC, ADR[a]	845,000	2,323,750

Specialty Retail — 4.7%
RadioShack Corporation	210,000	3,935,400

Transportation & Logistics — 12.1%
C.H. Robinson Worldwide, Inc.	155,000	4,836,000
Expeditors International of Washington, Inc.	165,000	5,387,250

		10,223,250

Total Common Stocks
(cost $83,252,579)		$81,985,258

	Principal Amount	Market Value

TIME DEPOSIT — 5.5%
State Street Bank & Trust Company
(cost $4,636,000) 0.750% 01/02/03	$4,636,000	$4,636,000

Total Investments — 102.6%
(cost $87,888,579)*		86,621,258
Liabilities in Excess of Other Assets —(2.6)%		(2,167,896)

Net Assets — 100.0%		$84,453,362

[a]	Non-income producing security

ADR – American Depositary Receipts

*	Aggregate cost for Federal tax purposes is $87,969,384. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $13,182,052 and $14,530,178, respectively. Net unrealized depreciation for tax purposes is $1,348,126.

See notes to financial statements

page	7	TRANSAMERICA PREMIER FUNDS	2002 ANNUAL REPORT

TRANSAMERICA PREMIER EQUITY FUND

Primary Manager: Jeffrey S. Van Harte, Secondary Manager: Gary U. Rollé, Daniel J. Prislin

Fund Performance

The Transamerica Premier Equity Fund (Investor Class) returned –24.43% for the 12-month period ended December 31, 2002, compared to a return of  –22.10% for its benchmark, the S&P 500.

Market Review

In the 12-month period ended December 31, 2002, the excesses of the 1990s came home to roost. The enormous amounts of capital that flooded many industries between ‘97 and ‘99 were not always effectively employed to create value. The stock market spiraled downward and continued to do so as still more businesses reported lower-than-expected earnings, often the result of poor sales in an anemic economic environment.

Difficult as this period was, it was also helpful; the market system eliminated a fair amount of corporate debt and imposed a new capital discipline on business. Signs of economic improvement resulted in the stock market’s rally toward year-end.

Strategy Review

Our strategy is to identify companies with business models and capital structures that can perform well in any economic environment. The Fund’s largest contributors to performance, Expeditors International, United Parcel Service, Moody’s Corp. and Expedia Inc. are excellent examples. As individuals increasingly purchase through catalogs and the Internet and more businesses ship freight around the world, the need for transportation services is on the rise. The well managed Expeditors and UPS are beneficiaries of this macro trend, while Expedia has expanded rapidly due to demand for online-travel booking services.

Conversely, the Fund’s major detractors experienced earnings disappointments. Northern Trust, which derives a significant portion of its income from fees on managed assets, saw income decline with the stock market. Shrinking revenues from advertising hurt Liberty Media and other media holdings. Profits at Safeway fell in response to consumer belt-tightening and management issues. Verisign, a licenser of Internet domain names and provider of other Internet-related services, was decimated by a misguided change in its business strategy. We removed Verisign from the portfolio and we are watching Safeway closely.

Portfolio Asset Mix

Going Forward

At this juncture, we look for a slowly expanding economy, are moderately optimistic about the direction of the market, and feel strongly that the portfolio is well positioned. The bankruptcies of 2002 served as a cautionary tale to companies, many of which have taken a more conservative approach to managing their capital structures (e.g., media companies Echostar and Cox Communications). As for the portfolio, we believe it comprises companies whose business models hold up best, and whose different balance-sheet structures work effectively, in a slow-growth or even deflationary environment.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

TRANSAMERICA PREMIER EQUITY FUND WITH THE S&P 500 INDEX**

Total Returns As of December 31, 2002	Average Annual Total Return
	One Year	Five Years	Since Inception*

Investor Class	–24.43%	–0.87%	8.36%

Class A	–24.57%	–1.10%	8.10%

S&P 500 Index	–22.10%	–0.58%	7.48%

The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”) consists of 500 widely held, publicly traded common stocks. The S&P 500 does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.

*	Investor Class — October 2, 1995. Class A — June 30, 1998; average annual returns are based on the October 2, 1995 commencement date for the Investor Class.

**	Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2002.

Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.

This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

TRANSAMERICA PREMIER FUNDS	2002 ANNUAL REPORT	page	8

TRANSAMERICA PREMIER EQUITY FUND

Schedule of Investments — December 31, 2002

	Shares	Market Value

COMMON STOCKS — 96.9%
Banks — 3.2%
Northern Trust Corporation	100,000	$3,505,000

Chemicals — 3.1%
Praxair, Inc.	60,000	3,466,200

Commercial Services & Supplies — 11.3%
First Data Corporation	250,000	8,852,500
Paychex, Inc.	135,000	3,766,500

		12,619,000

Communications Equipment — 3.5%
QUALCOMM, Inc.[a]	107,500	3,911,925

Diversified Financials — 14.3%
Charles Schwab Corporation	325,000	3,526,250
MBNA Corporation	175,000	3,328,500
Moody’s Corporation	125,000	5,161,250
State Street Corporation	100,000	3,900,000

		15,916,000

Diversified Telecommunications Services — 3.7%
Cox Communications, Inc., Class Aa	145,000	4,118,000

Food & Drug Retailing — 5.0%
Safeway, Inc.[a]	100,000	2,336,000
Walgreen Company	110,000	3,210,900

		5,546,900

Hotels, Restaurants & Leisure — 3.0%
Marriott International, Inc., Class A	100,000	3,287,000

Internet Software & Services — 3.9%
Expedia, Inc., Class Aa	65,000	4,350,463

Media — 11.7%
Clear Channel Communications, Inc.[a]	105,000	3,915,450
EchoStar Communications Corporation, Class Aa	200,000	4,452,000
Liberty Media Corporation, Series Aa	520,619	4,654,334

		13,021,784

Multiline Retail — 3.9%
Wal-Mart Stores, Inc.	85,000	4,293,350

Personal Products — 3.8%
Gillette Company	140,000	4,250,400

Pharmaceuticals — 5.8%
Allergan, Inc.	75,000	4,321,500
Pharmacia Corporation	50,000	2,090,000

		6,411,500

Semiconductor Equipment & Products — 2.4%
Intel Corporation	175,000	2,724,750

Software — 4.9%
Microsoft Corporation[a]	105,000	5,428,500

Specialty Retail — 3.0%
Staples, Inc.[a]	185,000	3,385,500

Transportation & Logistics — 10.4%
Expeditors International of Washington, Inc.	200,000	6,530,000
United Parcel Service, Inc., Class B	80,000	5,046,400

		11,576,400

	Principal Amount	Market Value

Total Common Stocks
(cost $110,797,335)		$107,812,672

TIME DEPOSIT — 3.2%
State Street Bank & Trust Company
(cost $3,583,000) 0.750% 01/02/03	$3,583,000	3,583,000

Total Investments — 100.1%
(cost $114,380,335)*		111,395,672
Liabilities in Excess of Other Assets — (0.1)%		(157,012)

Net Assets — 100.0%		$111,238,660

[a]	Non-income producing security

*	Aggregate cost for Federal tax purposes is $114,531,014. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $14,525,732 and $17,661,074, respectively. Net unrealized depreciation for tax purposes is $3,135,342.

See notes to financial statements

page	9	TRANSAMERICA PREMIER FUNDS	2002 ANNUAL REPORT

TRANSAMERICA PREMIER CORE EQUITY FUND

Co-Managers: Daniel J. Prislin, Gary U. Rollé, Secondary Manager: Jeffrey S. Van Harte

Fund Performance

Transamerica Premier Core Equity Fund (Investor Class) returned –20.09% during the 12-month period ended December 31, 2002, compared to a return of –22.10% for its benchmark, the S&P 500.

Market Review

The U.S. stock market struggled against a flood of bad news from corporate America in 2002. Excessive debt levels, aggressive accounting methods, weak revenue and earnings growth, corporate fraud and a handful of high-profile bankruptcies — all played a hand in making the market volatile and, despite a fourth-quarter rally, kept it in negative territory for the third consecutive calendar year.

Strategy Review

We select securities based primarily on their individual merits. Our selection process emphasizes strong, favorable secular trends that can support growth of a business in any economic environment. We also look for skilled management that knows how to effectively utilize capital to enhance a company’s return on investment. During 2002, this bottom-up approach led us to underweight the market’s worst performing sectors, technology hardware and software and telecommunications services. We found few companies in these areas that could measure up to our expectations.

Conversely, sticking to our criteria resulted in above-average weightings for automobiles, capital goods, hotels and leisure, media and transportation. Thanks to the relatively high exposures, multiplied by positive returns for United Parcel Service, Expeditors International and MGM Grand Inc., the transportation and hotels and leisure areas made strong contributions to performance. The higher exposure to media, automobile and capital goods detracted from results. Media was particularly hard hit, largely because investors were chary of companies with leverage (i.e., debt) on their balance sheets. Having said that, we should point out that as investors regained an appetite for risk in the final quarter, our media holdings excelled, outperforming their sector and the market as a whole. We continue to believe that the long-term trending toward home entertainment favors this sector.

Portfolio Asset Mix

Going Forward

Voluntarily or not, corporate America is reducing the financial leverage on its balance sheets and cutting costs, trends that bode well for the future. The question is whether consumer spending will remain strong enough to keep revenues and earnings growing while businesses implement these changes. Given that, we believe it is more important than ever to find companies whose growth potential is linked to long-term trends and whose managements know how to maintain a healthy balance sheet.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

TRANSAMERICA PREMIER CORE EQUITY FUND WITH THE S&P 500 INDEX**

Total Returns As of December 31, 2002	Average Annual Total Return
	One Year	Three Years	Since Inception*

Investor Class	–20.09%	–6.66%	–1.58%

Class A	–20.07%	–6.71%	–1.67%

S&P 500 Index	–22.10%	–0.58%	–3.31%

The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”) consists of 500 widely held, publicly traded common stocks. The S&P 500 does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.

*	Investor Class — March 31, 1998. Class A — June 30, 1998; average annual returns are based on the April 1, 1998 commencement date for the Investor Class.

**	Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2002.

Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.

This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

TRANSAMERICA PREMIER FUNDS	2002 ANNUAL REPORT	page	10

TRANSAMERICA PREMIER CORE EQUITY FUND

Schedule of Investments — December 31, 2002

	Shares	Market Value

COMMON STOCKS — 90.1%
Aerospace & Defense — 1.6%
Lockheed Martin Corporation	3,000	$173,250

Auto Components — 5.5%
BorgWarner, Inc.	5,000	252,100
Delphi Corporation	45,000	362,250

		614,350

Automobiles — 2.9%
Harley-Davidson, Inc.	7,000	323,400

Banks — 4.0%
Wells Fargo Company	9,500	445,265

Building Products — 1.9%
American Standard Companies, Inc. [a]	3,000	213,420

Commercial Services — 1.5%
ServiceMaster Company	15,000	166,500

Commercial Services & Supplies — 2.9%
First Data Corporation	9,000	318,690

Computers & Peripherals — 2.2%
Diebold, Inc.	6,000	247,320

Construction & Engineering — 1.9%
Jacobs Engineering Group, Inc. [a]	6,000	213,600

Containers & Packaging — 1.6%
Packaging Corp of America [a]	10,000	182,400

Diversified Financials — 5.8%
BARRA, Inc. [a]	8,000	242,640
Investment Technology Group, Inc. [a]	7,000	156,520
Moody’s Corporation	3,000	123,870
State Street Corporation	3,000	117,000

		640,030

Diversified Telecommunications Services — 2.6%
Cox Communications, Inc., Class A [a]	10,000	284,000

Food & Drug Retailing — 2.6%
Kroger Company [a]	11,000	169,950
Safeway, Inc. [a]	5,000	116,800

		286,750

Hotels, Restaurants & Leisure — 5.0%
MGM Mirage, Inc. [a]	14,500	478,065
Wendy’s International, Inc.	3,000	81,210

		559,275

Household Durables — 1.4%
American Greetings Corporation [a]	10,000	158,000

Insurance — 2.2%
Berkshire Hathaway, Inc., Class B [a]	100	242,300

Leisure Equipment & Products — 0.6%
Mattel, Inc.	3,500	67,113

	Shares or Principal Amount	Market Value

Machinery — 9.4%
Caterpillar, Inc.	6,000	$274,320
Illinois Tool Works, Inc.	5,000	324,300
Kennametal, Inc.	6,000	206,880
PACCAR, Inc.	5,250	242,183

		1,047,683

Media — 13.6%
Clear Channel Communications, Inc. [a]	10,000	372,900
EchoStar Communications Corporation, Class A [a]	12,000	267,120
Lamar Advertising Company, Class A [a]	5,000	168,250
Liberty Media Corporation, Series A [a]	35,401	316,485
McGraw-Hill Companies, Inc.	3,000	181,320
Viacom, Inc. [a]	5,000	203,800

		1,509,875

Real Estate — 3.4%
Plum Creek Timber Company, Inc.	16,000	377,600

Road & Rail — 3.0%
Union Pacific Corporation	5,500	329,285

School — 2.2%
DeVry, Inc. [a]	14,500	240,845

Semiconductor Equipment & Products — 0.7%
Intel Corporation	5,000	77,850

Software — 1.1%
SkillSoft PLC, ADR [a]	42,500	116,875

Specialty Retail — 5.4%
Lowe’s Companies, Inc.	5,500	206,250
RadioShack Corporation	12,500	234,250
Staples, Inc. [a]	8,500	155,550

		596,050

Trading Companies & Distributors — 1.4%
W.W. Grainger, Inc.	3,000	154,650

Transportation & Logistics — 3.7%
C.H. Robinson Worldwide, Inc.	5,500	171,600
Expeditors International of Washington, Inc.	4,000	130,600
United Parcel Service, Inc., Class B	1,800	113,544

		415,744

Total Common Stocks
(cost $10,833,769)		10,002,120

TIME DEPOSIT — 13.8%
State Street Bank & Trust Company
(cost $1,528,000) 0.750% 01/02/03	$1,528,000	1,528,000

Total Investments — 103.9%
(cost $12,361,769)*		11,530,120
Liabilities in Excess of Other Assets — (3.9)%		(432,052)

Net Assets — 100.0%		$11,098,068

[a]	Non-income producing security

ADR – American Depositary Receipts

*	Aggregate cost for Federal tax purposes is $12,364,739. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $587,661 and $1,422,280, respectively. Net unrealized depreciation for tax purposes is $834,619.

See notes to financial statements

page	11	TRANSAMERICA PREMIER FUNDS	2002 ANNUAL REPORT

TRANSAMERICA PREMIER BALANCED FUND

Primary Manager: Gary U. Rollé, Secondary Managers: Jeffrey S. Van Harte, Heidi Y. Hu

Fund Performance

Transamerica Premier Balanced Fund (Investor Class) returned –9.24% in 2002, considerably better than the S&P 500’s return of –22.10%. Moreover, the Fund’s monthly and quarterly returns since inception remain less volatile than the S&P 500. We attribute the superior results to our asset allocation strategy, the cushioning effect of the bond portfolio, and our individual stock selections.

Market Review

Plagued by softness in the economy, the threat of war with Iraq, and corporate governance issues, the U.S. stock market endured a third consecutive year of losses. The equity markets’ persistent weakness forced investors to become more cautious; they favored high-quality equities or turned to the bond markets, contributing to another year of exceptional fixed-income returns. For three-quarters of the year, the highest-quality stocks and bonds held up best. In the fall, investor sentiment shifted, following a 50 basis point cut in the Federal Funds rate in November, a sprinkling of improved earnings reports and signs that war might be avoided. Both stocks and bonds rallied, led by lower-quality securities that had underperformed since January.

Strategy Review

We began the year with a conservative asset allocation (i.e., fewer stocks and more bonds). This worked to the Fund’s advantage as bonds leaped ahead, providing both current income and price appreciation that partially offset losses in the equity portfolio. During the middle part of the year, we allowed cash to accumulate, as our outlook became more conservative. Once valuations became more attractive, we gradually increased the allocation to stocks –63% of assets at year-end.

During the year-end rally, the Fund benefited from our emphasis on corporate securities. After lagging Treasuries all year, corporate bonds took the lead, including the Fund’s holdings in high-quality media companies, local telephone businesses, banks and financial services companies. As for equities, the Fund’s five largest holdings ended the year in positive territory. Two long-term positions, Wells Fargo and Lockheed, posted double-digit gains for the year.

Portfolio Asset Mix

Going Forward

We anticipate that consumer spending will remain a key source of strength for the economy. Supporting the consumer are historically low interest rates and, most probably, an enormous amount of fiscal stimulus. Assisted by these factors, the financial markets should be able to deliver returns more akin to their long-term historical averages.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

TRANSAMERICA PREMIER BALANCED FUND WITH THE S&P 500 INDEX**

Total Returns As of December 31, 2002	Average Annual Total Return
	One Year	Five Years	Since Inception*

Investor Class	–9.24%	7.01%	11.77%

Class A	–9.69%	6.71%	11.47%

S&P 500 Index	–22.10%	–0.58%	7.48%

Lehman Brothers Government/ Credit Bond Index	11.03%	7.62%	7.64%

The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”) consists of 500 widely held, publicly traded common stocks. The Lehman Brothers Government/Credit Bond Index is a broad — based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. These indexes do not reflect any commissions or fees which would be incurred by an investor purchasing the securities represented by each index.

*	Investor Class — October 2, 1995. Class A — June 30, 1998; average annual returns are based on the October 2, 1995 commencement date for the Investor Class.

**	Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2002.

Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.

This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

TRANSAMERICA PREMIER FUNDS	2002 ANNUAL REPORT	page	12

TRANSAMERICA PREMIER BALANCED FUND

Schedule of Investments — December 31, 2002

	Shares	Market Value

COMMON STOCKS — 61.0%
Aerospace & Defense — 2.6%
Lockheed Martin Corporation	60,000	$3,465,000

Auto Components — 5.5%
BorgWarner, Inc.	70,000	3,529,400
Delphi Corporation	475,000	3,823,750

		7,353,150

Automobiles — 4.5%
Harley-Davidson, Inc.	130,000	6,006,000

Banks — 3.5%
Wells Fargo Company	100,000	4,687,000

Building Products — 2.6%
American Standard Companies, Inc. [a]	50,000	3,557,000

Commercial Services & Supplies — 0.8%
First Data Corporation	30,000	1,062,300

Communications Equipment — 0.5%
QUALCOMM, Inc. [a]	20,000	727,800

Computers & Peripherals — 4.6%
Diebold, Inc.	150,000	6,183,000

Construction & Engineering — 4.0%
Jacobs Engineering Group, Inc. [a]	150,000	5,340,000

Diversified Financials — 1.3%
Charles Schwab Corporation	50,000	542,500
State Street Corporation	30,000	1,170,000

		1,712,500

Diversified Telecommunications Services — 0.4%
Cox Communications, Inc., Class A [a]	20,000	568,000

Hotels, Restaurants & Leisure — 0.6%
Wendy’s International, Inc.	30,000	812,100

Household Durables — 1.8%
American Greetings Corporation [a]	150,000	2,370,000

Insurance — 3.6%
Berkshire Hathaway, Inc., Class B [a]	2,000	4,846,000

Machinery — 7.3%
Caterpillar, Inc.	85,000	3,886,200
Illinois Tool Works, Inc.	15,000	972,900
Kennametal, Inc.	65,000	2,241,200
PACCAR, Inc.	60,000	2,767,800

		9,868,100

Media — 4.4%
Clear Channel Communications, Inc. [a]	20,000	745,800
McGraw-Hill Companies, Inc.	75,000	4,533,000
Viacom, Inc. [a]	15,000	611,400

		5,890,200

Multiline Retail — 1.1%
Wal-Mart Stores, Inc.	30,000	1,515,300

	Shares or Principal Amount	Market Value

Paper & Forest Products — 0.0%
Longview Fibre Company [a]	10,000	$72,300

Real Estate — 2.5%
Plum Creek Timber Company, Inc.	140,000	3,304,000

Road & Rail — 2.7%
Union Pacific Corporation	60,000	3,592,200

Semiconductor Equipment & Products — 2.4%
Intel Corporation	210,000	3,269,700

Software — 1.1%
Microsoft Corporation [a]	30,000	1,551,000

Specialty Retail — 0.3%
Lowe’s Companies, Inc.	10,000	375,000

Trading Companies & Distributors — 2.9%
W.W. Grainger, Inc.	75,000	3,866,250

Total Common Stocks
(cost $81,991,708)		81,993,900

PREFERRED STOCKS — 1.8%
Automobiles — 1.2%
General Motors Corporation	70,000	1,617,000

Diversified Telecommunications Services — 0.6%
Centaur Funding Corporation [b]	800	771,392

Total Preferred Stocks
(cost $2,640,976)		2,388,392

CORPORATE BONDS — 26.0%
Automobiles — 0.5%
Ford Motor Company	7.450%	07/16/31	$750,000	654,157

Banks — 2.2%
HSBC Capital Funding LP [b,c]
	10.176%	06/30/30	1,000,000	1,407,954
Mellon Bank Corporation
	7.000%	03/15/06	300,000	337,820
Standard Chartered Bank [b]
	8.000%	05/30/31	1,000,000	1,154,858

				2,900,632

Chemicals — 1.2%
Dow Chemical Company	5.250%	05/14/04	1,500,000	1,545,780

Commercial Services — 0.8%
USA Interactive [b]	7.000%	01/15/13	1,000,000	1,035,884

Computers & Peripherals — 1.7%
Hewlett-Packard Company
	5.500%	07/01/07	1,000,000	1,073,558
International Business Machines Corporation
	5.875%	11/29/32	1,250,000	1,241,196

				2,314,754

See notes to financial statements

page	13	TRANSAMERICA PREMIER FUNDS	2002 ANNUAL REPORT

TRANSAMERICA PREMIER BALANCED FUND (CONCLUDED)

Schedule of Investments — December 31, 2002

			Principal Amount	Market Value

Diversified Financials — 6.3%
Abbey National PLC[c]
	7.350%	10/29/49	$1,750,000	$1,922,588
Boeing Capital Corporation
	6.500%	02/15/12	1,000,000	1,068,053
General Motors Acceptance Corporation
	6.750%	01/15/06	1,500,000	1,554,488
Lehman Brothers Holdings, Inc.
	7.875%	08/15/10	1,000,000	1,184,941
Textron Financial Corporation
	5.650%	03/26/04	1,500,000	1,554,207
Verizon Global Funding Corporation
	7.750%	12/01/30	1,000,000	1,168,915

				8,453,192

Electric Utilities — 0.7%
Oncor Electric Delivery Company[b]
	7.000%	09/01/22	1,000,000	934,802

Healthcare Providers & Services — 1.6%
HCA, Inc.
	7.125%	06/01/06	1,000,000	1,060,536
	7.875%	02/01/11	1,000,000	1,106,030

				2,166,566

Hotels, Restaurants & Leisure — 1.1%
Mirage Resorts, Inc.	6.750%	08/01/07	1,000,000	1,015,826
Yum! Brands, Inc.
	7.700%	07/01/12	500,000	522,500

				1,538,326

Insurance — 0.8%
St. Paul Companies, Inc.
	5.750%	03/15/07	1,000,000	1,050,727

Media — 4.2%
Belo Corporation	8.000%	11/01/08	500,000	573,128
Clear Channel Communications, Inc.
	7.250%	09/15/03	1,000,000	1,020,388
EchoStar DBS Corporation	9.375%	02/01/09	1,000,000	1,062,500
News America Holdings, Inc.
	7.750%	12/01/45	1,200,000	1,182,955
Time Warner, Inc.	9.125%	01/15/13	1,000,000	1,175,281
Viacom, Inc.	7.875%	07/30/30	500,000	624,398

				5,638,650

Multiline Retail — 0.2%
Dayton Hudson Corporation
	6.400%	02/15/03	300,000	301,529

			Principal Amount	Market Value

Oil & Gas — 0.8%
Nexen, Inc.
	7.875%	03/15/32	$1,000,000	$1,093,698

Paper & Forest Products — 1.6%
Abitibi-Consolidated, Inc.
	8.850%	08/01/30	1,000,000	1,084,450
Nexfor, Inc.
	8.125%	03/20/08	1,000,000	1,121,478

				2,205,928

Real Estate — 1.5%
Duke Realty LP
	7.300%	06/30/03	1,000,000	1,023,817
Simon Property Group, Inc.[b]
	6.750%	11/15/03	1,000,000	1,035,044

				2,058,861

Real Estate Operations — 0.8%
EOP Operating Limited Partnership
	6.625%	02/15/05	1,000,000	1,060,660

Total Corporate Bonds
(cost $32,757,375)				34,954,146

CONVERTIBLE BONDS — 0.6%
Pharmaceuticals — 0.6%
Vertex Pharmaceuticals, Inc.
(cost $1,000,000)	5.000%	09/19/07	1,000,000	753,750

U.S. GOVERNMENT SECURITIES — 8.4%
U.S. Treasury Notes
	4.375%	05/15/07	2,250,000	2,416,817
	5.750%	08/15/10	3,500,000	4,025,277
	5.000%	02/15/11	2,000,000	2,198,126
	4.375%	08/15/12	2,500,000	2,613,965

Total U.S. Government Securities
(cost $10,610,336)				11,254,185

TIME DEPOSIT — 1.8%
State Street Bank & Trust Company
(cost $2,499,000)	0.750%	01/02/03	2,499,000	2,499,000

Total Investments — 99.6%
(cost $131,499,395)*				133,843,373
Other Assets Less Liabilities — 0.4%				548,543

Net Assets — 100.0%				$134,391,916

[a]	Non-income producing security

[b]	Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At December 31, 2002, these securities aggregated $6,339,934 or 4.72% of the net assets of the fund.

[c]	Variable rate security

*	Aggregate cost for Federal tax purposes is $131,575,065. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $10,269,385 and $8,001,077, respectively. Net unrealized appreciation for tax purposes is $2,268,308.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2002 ANNUAL REPORT	page	14

TRANSAMERICA PREMIER HIGH YIELD BOND FUND

Primary Manager: Edward S. Han, Secondary Manager: Matthew W. Kuhns

Fund Performance

Transamerica Premier High Yield Bond Fund (Investor Class) generated a one-year total return of –2.60% compared to its benchmark, the Merrill Lynch U.S. High Yield Cash Pay Index, which generated a return of –1.14%. The underperformance was due largely to a conservative approach in the second half of the year.

Market Review

Corporate scandals and defaults, combined with a faltering economic recovery, made for a volatile year among high-yield bonds. Fearful investors fled the sector. After lagging the rest of the bond market by a wide margin for nine months, high-yield debentures did an about-face, rallying sharply in the final quarter. Beaten-down tech and telecom debentures led the rebound, and the Merrill Lynch U.S. High Yield Cash Pay Index advanced 6.67%. Despite the exceptional late-period showing, the index declined 1.14% for the year.

Strategy Review

Early on, we had taken an aggressive stance, anticipating that an upturn in economic activity would spell strong performance for high-yield securities. As it turned out, economic progress was weaker than expected and, more importantly, was overshadowed by corporate fraud, accounting irregularities and ultimately bankruptcy at companies like WorldCom Group and Enron Inc. The entire energy sector plummeted, including our investments in Dynergy Inc. and El Paso Companies. Technology and telecommunications, already at low levels, fell even lower. Simply put, the market would not reward investors for taking on any additional risk.

Faced with the market’s risk aversion, we shifted our emphasis to companies with stronger balance sheets. This cautious approach protected the Fund during a severe late-summer downturn. It also prevented the Fund from participating as fully as it might have in the fall rally, when lower-quality issues took the lead. We saw positive results for Telus Corp., Nextel, Sprint FON, AOL/Time-Warner, and Echostar Communications, but these were no match for huge price improvements in the lowest ranks of the market.

Portfolio Asset Mix

Going Forward

We continue to expect that the economy will pick up speed. Consumer spending has been quite resilient. Also working in the economy’s favor are low interest rates, proposed fiscal stimulus, and a modicum of stability in the equity markets. However, the exact timing and magnitude of the recovery are difficult to predict. For now, we’ll continue to look for quality companies that can stay afloat on their own merits.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

TRANSAMERICA PREMIER HIGH YIELD BOND FUND WITH THE MERRILL LYNCH U.S. HIGH YIELD CASH PAY INDEX**

Total Returns As of December 31, 2002	Average Annual Total Return
	One Year	Five Years	Ten Years*

Investor Class	–2.60%	2.14%	7.33%

Institutional Class	–2.24%	2.32%	7.56%

Merrill Lynch U.S. High Yield Cash Pay Index	–1.14%	1.24%	6.35%

The Merrill Lynch U.S. High Yield Cash Pay Index (formerly the Merrill Lynch High Yield Master Index) provides a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The Merrill Lynch High Yield Master Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.

*	Effective July 1, 1998, the Transamerica High Yield Bond Fund (separate account) exchanged all of its assets for shares in the Transamerica Premier High Yield Bond Fund (Fund). The inception date of the Fund is considered to be September 1, 1990, the separate account’s inception date. The performance prior to June 30, 1998 is the separate account’s performance recalculated to reflect the actual fees and expenses of the Fund.

**	Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2002.

Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower.

This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

page	15	TRANSAMERICA PREMIER FUNDS	2002 ANNUAL REPORT

TRANSAMERICA PREMIER HIGH YIELD BOND FUND

Schedule of Investments — December 31, 2002

			Principal Amount	Market Value

CORPORATE BONDS — 72.1%
Aerospace & Defense — 0.9%
K & F Industries, Inc. [a]
	9.625%	12/15/10	$1,000,000	$1,022,500

Airlines — 0.9%
Northwest Airlines, Inc.
	8.520%	04/07/04	1,250,000	1,062,500

Auto Components — 5.2%
Advance Stores Company, Inc.
	10.250%	04/15/08	1,000,000	1,065,000
American Axle & Manufacturing, Inc.
	9.750%	03/01/09	1,000,000	1,077,500
Dana Corporation	10.125%	03/15/10	1,500,000	1,526,250
Dura Operating Corporation
	9.000%	05/01/09	1,000,000	915,000
Lear Corporation
	7.960%	05/15/05	500,000	515,625
Rexnord Corporation [a]
	10.125%	12/15/12	800,000	824,000

				5,923,375

Auto Parts — 1.3%
Pep Boys–Manny, Moe & Jack
	6.670%	11/05/04	500,000	489,375
	7.000%	06/01/05	1,000,000	967,500

				1,456,875

Building Construction — 0.9%
K. Hovnanian Enterprises, Inc.
	8.875%	04/01/12	1,000,000	960,000

Building Products — 0.4%
Atrium Companies, Inc.
	10.500%	05/01/09	500,000	487,500

Chemicals — 1.4%
Lyondell Chemical Company
	9.500%	12/15/08	1,000,000	935,000
Nova Chemicals Ltd.
	7.000%	09/15/05	725,000	691,074

				1,626,074

Commercial Financial Services — 1.0%
Nexstar Finance LLC
	12.000%	04/01/08	1,000,000	1,090,000

Commercial Services — 0.7%
Brickman Group, Ltd. [a]
	11.750%	12/15/09	750,000	787,500

			Principal Amount	Market Value

Commercial Services & Supplies — 2.3%
Allied Waste North America, Inc.
	10.000%	08/01/09	$1,500,000	$1,496,250
R H Donnelley Corporation [a]
	10.875%	12/15/12	1,010,000	1,105,950

				2,602,200

Containers & Packaging — 0.9%
Smurfit-Stone Container Corporation [a]
	8.250%	10/01/12	1,000,000	1,025,000

Diversified Financials — 0.9%
Xerox Credit Corporation
	6.100%	12/16/03	1,000,000	960,000

Diversified Telecommunications Services — 2.2%
Sprint Capital Corporation
	5.700%	11/15/03	750,000	746,442
	8.375%	03/15/12	500,000	498,447
TELUS Corporation
	7.500%	06/01/07	500,000	487,500
	8.000%	06/01/11	750,000	723,750

				2,456,139

Electric Utilities — 0.9%
TXU Corporation
	5.520%	08/16/03	1,000,000	985,188

Food & Drug Retailing — 2.7%
American Seafoods Group LLC
	10.125%	04/15/10	1,000,000	1,025,000
Stater Brothers Holdings, Inc.
	10.750%	08/15/06	2,000,000	2,040,000

				3,065,000

Gas & Pipeline Utilities — 0.9%
Transcont Gas Pipe Corporation [a]
	8.875%	07/15/12	1,000,000	1,005,000

Healthcare Providers & Services — 7.9%
Alaris Medical Systems, Inc.
	9.750%	12/01/06	1,000,000	1,005,000
	11.625%	12/01/06	750,000	850,312
HEALTHSOUTH Corporation
	7.625%	06/01/12	1,500,000	1,245,000
IASIS Healthcare Corporation
	13.000%	10/15/09	1,000,000	1,070,000
NDCHealth Corporation [a]
	10.500%	12/01/12	2,000,000	2,010,000
Triad Hospitals, Inc.
	11.000%	05/15/09	2,000,000	2,220,000
Ventas Realty LP
	9.000%	05/01/12	500,000	525,000

				8,925,312

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2002 ANNUAL REPORT	page	16

TRANSAMERICA PREMIER HIGH YIELD BOND FUND (CONTINUED)

Schedule of Investments — December 31, 2002

			Principal Amount	Market Value

Homebuilders — 1.8%
Beazer Homes USA, Inc.
	8.625%	05/15/11	$1,000,000	$1,035,000
Standard Pacific Corporation
	9.500%	09/15/10	1,000,000	1,052,500

				2,087,500

Hotels, Restaurants & Leisure — 10.1%
AMC Entertainment, Inc.
	9.500%	02/01/11	2,000,000	1,980,000
Hollywood Entertainment Corporation
	9.625%	03/15/11	1,000,000	1,025,000
Host Marriot LP
	9.250%	10/01/07	500,000	507,500
Intrawest Corporation
	9.750%	08/15/08	500,000	512,500
	10.500%	02/01/10	1,000,000	1,055,000
John Q. Hammons Hotels
	8.875%	05/15/12	1,500,000	1,515,000
Regal Cinemas, Inc.
	9.375%	02/01/12	1,500,000	1,605,000
Royal Caribbean Cruises Ltd.
	8.750%	02/02/11	750,000	701,250
Starwood Hotels & Resorts Worldwide, Inc.[a]
	7.875%	05/01/12	1,500,000	1,492,500
Yum! Brands, Inc.
	7.700%	07/01/12	1,000,000	1,045,000

				11,438,750

Household Durables — 1.7%
American Greetings Corporation, Class A
	11,750%	07/15/08	1,000,000	1,100,000
KB Home
	9.500%	02/15/11	750,000	798,750

				1,898,750

Machinery — 0.4%
NMGH Holding Company
	10.000%	05/15/09	500,000	502,500

Media — 3.2%
CanWest Media, Inc.
	10.625%	05/15/11	500,000	536,250
Clear Channel Communications, Inc.
	7.250%	09/15/03	1,000,000	1,020,388
Paxson Communications Corporation[b]
	0.000%[1]	01/15/09	500,000	320,000
Spanish Broadcasting Systems, Inc.
	9.625%	11/01/09	500,000	520,000
Time Warner, Inc.
	9.125%	01/15/13	1,000,000	1,175,281

				3,571,919

		Principal Amount	Market Value

Mining — 1.2%
Compass Minerals Group
10.000%	08/15/11	$1,250,000	$1,375,000

Metals & Mining — 0.9%
Earle M. Jorgensen Company
9.750%	06/01/12	1,000,000	1,022,500

Oil & Gas Exploration — 3.5%
Encore Acquisition Company[a]
8.375%	06/15/12	1,500,000	1,567,500
Frontier Oil Corporation
9.125%	02/15/06	650,000	625,625
Vintage Petroleum, Inc.
7.875%	05/15/11	500,000	490,000
Western Oil Sands, Inc.
8.375%	05/01/12	750,000	750,000
Westport Resources Corporation[a]
8.250%	11/01/11	500,000	527,500

			3,960,625

Oil & Gas Exploration and Distribution — 4.7%
Chesapeake Energy Corporation
8.375%	11/01/08	500,000	520,000
8.125%	04/01/11	250,000	258,750
Ferrellgas Partners LP
8.750%	06/15/12	1,000,000	1,040,000
Grant Prideco
9.625%	12/01/07	1,000,000	1,065,000
9.000%[a]	12/15/09	500,000	522,500
Grey Wolf, Inc.
8.875%	07/01/07	1,000,000	1,025,000
Lone Star Technologies, Inc.
9.000%	06/01/11	1,000,000	925,000

			5,356,250

Paper & Forest Products — 2.9%
Donohue Forest Products, Inc.
7.625%	05/15/07	125,000	132,896
Longview Fibre Company
10.000%	01/15/09	1,500,000	1,582,500
Louisiana Pacific Corporation
10.875%	11/15/08	500,000	540,000
Tembec Industries, Inc.
7.750%	03/15/12	1,000,000	975,000

			3,230,396

Pharmaceuticals — 0.9%
aaiPharma, Inc.
11.000%	04/01/10	500,000	502,500
AmerisourceBergen Corporation[a]
7.250%	11/15/12	500,000	515,000

			1,017,500

See notes to financial statements

page	17	TRANSAMERICA PREMIER FUNDS	2002 ANNUAL REPORT

TRANSAMERICA PREMIER HIGH YIELD BOND FUND (CONTINUED)

Schedule of Investments — December 31, 2002

			Principal Amount	Market Value

Pollution Control — 0.9%
Synagro Technologies, Inc.
	9.500%	04/01/09	$1,000,000	$1,047,500

Publishing— 1.4%
TransWestern Publishing Company
	9.625%	11/15/07	1,500,000	1,575,000

Rental Equipment — 0.4%
United Rentals North America, Inc.
	10.750%	04/15/08	500,000	500,000

Steel — 0.9%
AK Steel Corporation
	7.875%	02/15/09	1,000,000	1,015,000

Transportation Services — 2.7%
HORNBECK-LEEVAC Marine Services, Inc.
	10.625%	08/01/08	1,500,000	1,590,000
Teekay Shipping Corporation
	8.320%	02/01/08	1,000,000	1,031,250
Trico Marine Services, Inc.
	8.875%	05/15/12	500,000	465,000

				3,086,250

Wireless Telecommunications Services — 3.1%
AT&T Wireless Services, Inc.
	8.125%	05/01/12	1,000,000	1,006,951
Nextel Communications, Inc. [b]
	9.750%	10/31/07	1,750,000	1,627,500
TSI Telecommunications Services, Inc.
	12.750%	02/01/09	1,000,000	895,000

				3,529,451

Total Corporate Bonds
(cost $78,987,827)				81,655,054

CONVERTIBLE BONDS — 19.8%
Biotechnology — 1.5%
Protein Design Labs, Inc.
	5.500%	02/15/07	2,000,000	1,650,000

Commercial Financial Services — 0.4%
IOS Capital LLC [a]
	5.000%	05/01/07	500,000	436,250

Diversified Financials — 1.3%
Bell Atlantic Financial Services, Inc.
	5.750%	04/01/03	1,500,000	1,520,250

Diversified Telecommunications Services — 0.6%
Cox Communications, Inc.
	0.348%	02/23/21	1,000,000	723,750

		Principal Amount	Market Value

Healthcare Providers & Services — 2.0%
LifePoint Hospital, Inc.
4.500%	06/01/09	$500,000	$495,625
Province Healthcare Company
4.500%	11/20/05	2,000,000	1,758,760

			2,254,385

Hotels, Restaurants & Leisure — 0.7%
Capstar Hotel Company
4.750%	10/15/04	1,000,000	840,000

Internet Software & Services — 0.4%
America Online, Inc.
0.000%	12/06/19	750,000	416,250

Media — 2.7%
Clear Channel Communications, Inc.
2.625%	04/01/03	750,000	748,125
EchoStar Communications Corporation
4.875%	01/01/07	2,553,000	2,298,121

			3,046,246

Office Electronics — 0.6%
Xerox Corporation
0.570%	04/21/18	1,000,000	635,000

Pharmaceuticals — 0.9%
Omnicare, Inc.
5.000%	12/01/07	1,000,000	966,250

Semiconductor Equipment & Products — 4.9%
Analog Devices, Inc.
4.750%	10/01/05	1,000,000	998,750
Cypress Semiconductor Corporation
4.000%	02/01/05	1,000,000	838,750
Fairchild Semiconductor International, Inc.
5.000%	11/01/08	500,000	450,000
International Rectifier Corporation
4.250%	07/15/07	1,500,000	1,288,125
LSI Logic Corporation
4.000%	11/01/06	1,500,000	1,230,000
TriQuint Semiconductor, Inc.
4.000%	03/01/07	1,000,000	778,750

			5,584,375

Software — 1.7%
BEA Systems, Inc.
4.000%	12/15/06	1,000,000	910,000
Rational Software Corporation
5.000%	02/01/07	1,000,000	1,021,250

			1,931,250

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2002 ANNUAL REPORT	page	18

TRANSAMERICA PREMIER HIGH YIELD BOND FUND (CONCLUDED)

Schedule of Investments — December 31, 2002

			Shares or Principal Amount	Market Value

Specialty Retail — 0.7%
Best Buy Co.
	2.250%	01/15/22	$1,000,000	$847,500

Telecommunications Equipment — 1.4%
Juniper Networks, Inc.
	4.750%	03/15/07	930,000	727,214
RF Micro Devices, Inc.
	3.750%	08/15/05	1,000,000	865,000

				1,592,214

Total Convertible Bonds
(cost $22,810,911)				22,443,720

PREFERRED STOCKS — 1.9%
Media — 1.0%
Sinclair Capital			10,000	1,065,000

Wireless Telecommunications Services — 0.9%
ALLTEL Corporation			20,000	1,026,600

Total Preferred Stocks
(cost $1,835,635)				2,091,600

TIME DEPOSIT — 5.0%
State Street Bank & Trust Company
(cost $5,671,000)	0.750%	01/02/03	$5,671,000	5,671,000

Total Investments — 98.8%
(cost $109,305,373)*				111,861,374
Other Assets Less Liabilities — 1.2%				1,386,553

Net Assets — 100.0%				$113,247,927

[1]	Will step up to 12.125% on 01/15/09.

[a]	Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, these securities aggregated $12,841,200 or 11.34% of the net assets of the fund.

[b]	Step Bond – coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2002. Maturity disclosed is the final maturity date.

*	Aggregate cost for Federal tax purposes is $109,341,802. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $3,768,576 and $1,249,004, respectively. Net unrealized appreciation for tax purposes is $2,519,572.

See notes to financial statements

page	19	TRANSAMERICA PREMIER FUNDS	2002 ANNUAL REPORT

TRANSAMERICA PREMIER BOND FUND

Primary Manager: Matthew W. Kuhns, Secondary Manager: Heidi Y. Hu

Fund Performance

Transamerica Premier Bond Fund (Investor Class) generated a total return of –3.88% for the 12-month period ended December 31, 2002, compared to a one-year return of 11.03% for its benchmark, the Lehman Brothers Government/Credit Bond Index. An overweighting in corporate bonds in general, combined with poorly performing telecommunications and energy holdings, led to the underperformance.

Market Review

Even though yields hovered at the lowest levels since the 1960s, fixed-income securities bested stocks in 2002, largely because investors lost their appetite for risk. Unsettled by corporate governance issues and global instability, investors stampeded from the corporate financial markets early in the year and took refuge in the relative safety of Treasury securities. Treasuries quickly became the year’s best-performing financial sector, and with the exception of the fourth quarter, remained that way. In November, the Federal Reserve pared the federal funds rate, a key short-term interest rate, by 0.50%, to 1.25%. Investor confidence improved, and investors ventured back into the corporate arena. Corporate bonds, which had lagged Treasuries all year, soared. Despite this late-period reversal, Treasuries remained the best-performing sector for the year.

Strategy Review

Entering 2002, we had positioned the Fund to take advantage of an improving economy, increased the investment in BBB-rated bonds, the lowest echelon of investment-grade bonds. as well as the exposure to telecommunications-company bonds. As matters developed, however, economic progress was hobbled by the corporate scandals and geopolitical issues overhanging the entire nation. After leading WorldCom admitted to overstating earnings by $3.8 billion and energy-trading giant Enron declared bankruptcy, the negative impact on our telecom and energy holdings was significant. These losses were partially offset by the exceptional strength of Treasury securities (approximately 25% of assets) and, during the fourth-quarter corporate rally, by gains for cable TV and media holdings such as AOL/Time-Warner, Cox Communications and Comcast Corporation.

Portfolio Asset Mix

Going Forward

Favorable interest rates, increased government spending, the potential for a sizable reduction in federal income tax rates — all of these point toward modest but nonetheless improved economic growth in 2003. We anticipate that, as long as this scenario is not interrupted by war overseas, the bond market will generate total returns at or near its long-term historic averages in 2003.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

TRANSAMERICA PREMIER BOND FUND WITH THE LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX**

Total Returns As of December 31, 2002	Average Annual Total Return
	One Year	Five Years	Since Inception*

Investor Class	–3.88%	4.44%	5.25%

Class A	–3.90%	4.31%	5.09%

Lehman Brothers Government/ Credit Bond Index	11.03%	7.62%	7.64%

The Lehman Brothers Government/Credit Bond Index is a broad-based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. The Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.

*	Investor Class — October 2, 1995. Class A — June 30, 1998; average annual returns are based on the October 2, 1995 commencement date for the Investor Class.

**	Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2002.

Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.

This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

TRANSAMERICA PREMIER FUNDS	2002 ANNUAL REPORT	page	20

TRANSAMERICA PREMIER BOND FUND

Schedule of Investments — December 31, 2002

			Principal Amount	Market Value

CORPORATE BONDS — 56.4%
Commercial Financial Services — 3.6%
Boeing Capital Corporation
	5.800%	01/15/13	$1,000,000	$1,014,719

Diversified Financials — 3.5%
Ford Motor Credit Company
	7.375%	02/01/11	1,000,000	973,841

Diversified Telecommunications Services — 12.1%
AT&T Corporation
	8.000%	11/15/31	1,000,000	1,106,019
Cox Communications, Inc.
	6.875%	06/15/05	1,000,000	1,078,320
Sprint Capital Corporation
	6.875%	11/15/28	1,500,000	1,211,341

				3,395,680

Electric Utilities — 10.5%
FirstEnergy Corporation
	7.375%	11/15/31	1,000,000	972,785
MidAmerican Energy Holding Company[a]
	5.875%	10/01/12	1,000,000	1,015,598
Oncor Electric Delivery Company[a]
	7.000%	09/01/22	1,000,000	934,802

				2,923,185

Financial Services — 3.6%
General Motors Acceptance Corporation
	8.000%	11/01/31	1,000,000	1,008,277

Food & Drug Retailing — 3.6%
Stater Brothers Holdings, Inc.
	10.750%	08/15/06	1,000,000	1,020,000

Media — 10.9%
AOL Time Warner, Inc.
	7.625%	04/15/31	1,000,000	1,031,413
Comcast Cable Communications, Inc.
	6.750%	01/30/11	1,000,000	1,042,423
News America Holdings, Inc.
	7.750%	12/01/45	1,000,000	985,796

				3,059,632

Multi-Utilities — 1.6%
Calpine Corporation
	8.500%	02/15/11	1,000,000	440,000

Oil & Gas Exploration and Distribution — 3.3%
Transcontinental Gas Pipe Line Corporation
	7.000%	08/15/11	1,000,000	915,000

			Principal Amount	Market Value

Paper & Forest Products — 3.7%
Abitibi-Consolidated, Inc.
	8.500%	08/01/29	$1,000,000	$1,036,811

Total Corporate Bonds
(cost $15,560,000)				15,787,145

FOREIGN CORPORATE BONDS — 4.1%
Telecommunications Services — 4.1%
France Telecom SA
(cost $1,091,770)	9.250%	03/01/11	1,000,000	1,158,313

FOREIGN GOVERNMENT ISSUE — 2.9%
United Mexican States
(cost $652,079)	9.875%	02/01/10	650,000	799,565

U.S. GOVERNMENT SECURITIES — 31.6%
U.S. Treasury Notes
	2.125%	08/31/04	2,000,000	2,022,892
	2.000%	11/30/04	6,250,000	6,303,713
	1.750%	12/31/04	500,000	501,641

Total U.S. Government Securities
(cost $8,779,277)				8,828,246

TIME DEPOSIT — 3.4%
State Street Bank & Trust Company
(cost $957,000)	0.750%	01/02/03	957,000	957,000

Total Investments — 98.4%
(cost $27,040,126)*				27,530,269
Other Assets Less Liabilities — 1.6%				434,712

Net Assets — 100.0%				$27,964,981

[a]	Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At December 31, 2002, these securities aggregated $1,950,400 or 6.97% of the net assets of the fund.

*	Aggregate cost for Federal tax purposes is $27,065,314. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $1,172,333 and $707,378, respectively. Net unrealized appreciation for tax purposes is $464,955.

See notes to financial statements

page	21	TRANSAMERICA PREMIER FUNDS	2002 ANNUAL REPORT

TRANSAMERICA PREMIER CASH RESERVE FUND

Primary Manager: Edward S. Han, Secondary Manager: Heidi Y. Hu

Fund Performance

The Transamerica Premier Cash Reserve Fund (Investor Class) generated a total return of 1.62% in 2002, compared to 1.11% for its benchmark, the iMoneyNet Money Fund Report. The fund’s seven-day current and effective yields as of December 31, 2002, were 1.21% and 1.22%, respectively.

Market Review

Notwithstanding thin yields, U.S. money markets outperformed domestic equities by a wide margin in 2002.

After aggressively trimming interest rates in 2001, the Federal Reserve (the Fed) assumed a wait-and-see posture throughout most of 2002. The Fed took no action until November, when it trimmed a key short-term interest rate, the federal funds rate, by 0.50%. The Fed’s move, which left interest rates at the lowest level since the early 1960s, was prompted by indications that consumer spending, the economy’s key source of support in 2002, was on the wane.

Against this backdrop of sluggish economic growth, investors fled the stock market and flocked to the bond and money markets, showing a marked preference for high-quality investments. Yields on short-term securities declined and remained at very low levels. One consequence of this was that corporations, taking advantage of the historically low yields, opted to fund their operations with longer-term securities and decreased their reliance on short-term borrowing. The overall supply of short-term corporate securities, known as commercial paper, declined.

Strategy Review

The Fund’s objective is to provide a high level of current income consistent with liquidity and the preservation of capital. In pursuit of this, we invested in a combination of Treasury and agency securities and highly rated commercial paper. Faced with a shrinking supply of commercial paper as time passed, we chose to add a small number of certificates of deposit issued by major Canadian banks to the portfolio as well. While our exposure to these very high-quality securities is limited, they were valuable to maintaining the Fund’s current income.

Portfolio Asset Mix

Going Forward

Presently, our economic outlook is for more of what we ultimately achieved in 2002: slow but sure improvement, driven primarily by consumer spending. The Fed’s willingness to keep rates low, coupled with proposed fiscal stimulus and a modicum of stability in the equity markets, should help the economy keep and, even possibly increase, its momentum over the next few calendar quarters.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

TRANSAMERICA PREMIER CASH RESERVE FUND WITH THE IMONEYNET MONEY FUND REPORT**

Total Returns As of December 31, 2002	Average Annual Total Return
	One Year	Five Years	Since Inception*

Investor Class	1.62%	4.50%	4.79%

Class A	1.27%	4.14%	4.43%

iMoneyNet Money Fund Report	1.11%	3.99%	4.29%

iMoneyNet™ (formerly the IBC’s Money Fund Report™) — All Taxable, First Tier is a composite of taxable money market funds that meet the SEC’s definition of first tier securities contained in Rule 2a-7 under the Investment Company Act of 1940. It does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.

An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although, the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The seven-day current and effective yields were 1.21% and 1.22% for the Investor Class, 0.86% and 0.86% for Class A, respectively, as of December 31, 2002.

*	Investor Class — October 2, 1995. Class A — June 30, 1998; average annual returns are based on the October 2, 1995 commencement date for the Investor Class.

**	Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2002.

Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.

This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

TRANSAMERICA PREMIER FUNDS	2002 ANNUAL REPORT	page	22

TRANSAMERICA PREMIER CASH RESERVE FUND

Schedule of Investments — December 31, 2002

			Principal Amount	Amortized Cost

COMMERCIAL PAPER — DOMESTIC — 79.1%
Banks — 4.1%
Wells Fargo & Company
	1.270%	01/24/03	$500,000	$499,594
	1.290%	01/29/03	380,000	379,619
	1.260%	02/10/03	300,000	299,580
	1.280%	02/26/03	175,000	174,652
	1.250%	02/28/03	400,000	399,194
	1.270%	02/28/03	280,000	279,427

				2,032,066

Beverages — 1.4%
Coca Cola Company
	1.290%	03/07/03	700,000	698,369

Commercial Financial Services — 1.1%
General Electric Capital Corporation
	1.300%	02/26/03	330,000	329,333
	1.300%	02/27/03	220,000	219,547

				548,880

Consumer Financial Services — 5.0%
Toyota Motor Credit Company
	1.350%	01/14/03	400,000	399,805
	1.300%	01/27/03	500,000	499,531
	1.320%	01/29/03	250,000	249,743
	1.310%	01/30/03	500,000	499,472
	1.310%	02/06/03	400,000	399,476
	1.320%	02/07/03	425,000	424,424

				2,472,451

Diversified Financials — 8.9%
Goldman Sachs Group LP
	1.820%	01/06/03	2,000,000	1,999,494
UBS Finance, Inc.
	1.300%	01/17/03	200,000	199,885
	1.320%	02/18/03	500,000	499,120
	1.320%	02/19/03	700,000	698,742
	1.300%	03/12/03	400,000	398,989
	1.330%	03/26/03	600,000	598,138

				4,394,368

Financial Services — 21.9%
Abbey National Treasury Services PLC
	1.325%	03/17/03	1,400,000	1,396,135
Asset Securitization Cooperative Corporation
	1.320%	03/06/03	600,000	598,592
	1.320%	03/25/03	190,000	189,422
Caterpillar Financial Services Corporation
	1.300%	01/07/03	500,000	499,892
	1.330%	01/17/03	900,000	899,468
	1.290%	02/25/03	500,000	499,014

			Principal Amount	Amortized Cost

Ciesco LP
	1.320%	02/05/03	$500,000	$499,359
	1.320%	02/11/03	250,000	249,624
Corporate Asset Funding Corporation
	1.330%	01/08/03	500,000	499,871
	1.350%	01/08/03	315,000	314,917
	1.330%	01/28/03	1,000,000	999,002
	1.330%	02/04/03	400,000	399,498
Delaware Funding Corporation
	1.330%	01/22/03	500,000	499,612
	1.340%	02/13/03	1,000,000	998,400
Receivables Capital Corporation
	1.340%	01/07/03	500,000	499,888
	1.340%	01/16/03	400,000	399,777
	1.330%	01/23/03	500,000	499,594
	1.330%	01/31/03	900,000	899,002

				10,841,067

Food & Drug Retailing — 3.5%
Unilever Capital Corporation
	1.280%	01/24/03	650,000	649,469
	1.280%	01/27/03	600,000	599,445
	1.280%	01/29/03	500,00	499,502

				1,748,416

Industrial Conglomerates — 1.2%
General Electric Company
	1.300%	03/19/03	400,000	398,888
	1.320%	04/04/03	200,000	199,318

				598,206

Insurance — 7.1%
AIG Funding, Inc.
	1.570%	01/15/03	3,500,000	3,497,863

Media — 4.6%
Gannett Company, Inc.
	1.270%	01/02/03	250,000	249,991
	1.270%	01/03/03	500,000	499,965
	1.270%	01/10/03	1,000,000	999,683
	1.270%	01/13/03	500,000	499,788

				2,249,427

Personal Products — 12.9%
Gillette Company
	1.710%	01/06/03	4,000,000	3,999,050
	1.640%	02/07/03	1,200,000	1,197,977
	1.640%	02/14/03	1,200,000	1,197,595

				6,394,622

Pharmaceuticals — 7.4%
Merck & Company, Inc.
	1.280%	01/10/03	500,000	499,840
	1.320%	01/31/03	650,000	649,285

See notes to financial statements

page	23	TRANSAMERICA PREMIER FUNDS	2002 ANNUAL REPORT

TRANSAMERICA PREMIER CASH RESERVE FUND (CONCLUDED)

Schedule of Investments — December 31, 2002

		Principal Amount	Amortized Cost

Pfizer, Inc.
1.280%	01/30/03	$500,000	$499,484
1.280%	01/31/03	250,000	249,733
1.280%	02/05/03	370,000	369,540
1.290%	02/05/03	500,000	499,373
1.280%	02/06/03	400,000	399,488
1.290%	02/06/03	500,000	499,355

			3,666,098

Total Commercial Paper — Domestic
(amortized cost $39,141,833)			39,141,833

COMMERCIAL PAPER — FOREIGN — 12.3%
Banks — 4.7%
Canadian Imperial Holdings, Inc.
1.320%	02/04/03	750,000	750,000
1.350%	03/03/03	480,000	478,902
1.350%	03/04/03	400,000	399,070
1.330%	03/24/03	700,000	700,000

			2,327,972

Food Products — 4.8%
Canadian Wheat Board
1.240%	01/14/03	650,000	649,709
1.280%	03/20/03	500,000	498,613
1.280%	03/21/03	600,000	598,315
1.290%	04/22/03	300,000	298,807
1.290%	04/23/03	300,000	298,796

			2,344,240

Government — Foreign — 2.8%
Province De Quebec
1.300%	01/13/03	500,000	499,783
1.300%	02/03/03	900,000	898,928

			1,398,711

Total Commercial Paper — Foreign
(amortized cost $6,070,923)			6,070,923

U.S. GOVERNMENT SECURITIES — 1.1%
Federal National Mortgage Association
1.260%	03/05/03	200,000	199,559
1.270%	03/26/03	340,000	338,992

Total U.S. Government Securities
(amortized cost $538,551)			538,551

SHORT TERM NOTES — 7.1%
Commercial Financial Services — 2.4%
General Electric Capital Corporation
7.000%	02/03/03	1,200,000	1,204,752

			Principal Amount	Amortized Cost

Diversified Financials — 4.7%
Merrill Lynch & Company, Inc.
	1.280%	01/21/03	$1,300,000	$1,299,076
	6.000%	02/12/03	1,000,000	1,003,996

				2,303,072

Total Short Term Notes
(amortized cost $3,507,824)				3,507,824

TIME DEPOSIT — 0.2%
State Street Bank & Trust Company
(amortized cost $118,000)	0.750%	01/02/03	118,000	118,000

Total Investments — 99.8%
(amortized cost $49,377,131)*				49,377,131
Other Assets Less Liabilities — 0.2%				119,639

Net Assets — 100.0%				$49,496,770

*	Aggregate cost for federal tax purposes.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2002 ANNUAL REPORT	page	24

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2002

	Transamerica Premier Aggressive Growth Fund	Transamerica Premier Growth Opportunities Fund	Transamerica Premier Equity Fund	Transamerica Premier Core Equity Fund	Transamerica Premier Balanced Fund	Transamerica Premier High Yield Bond Fund	Transamerica Premier Bond Fund	Transamerica Premier Cash Reserve Fund

Assets
Investments, at cost/amortized cost	$86,287,033	$87,888,579	$114,380,335	$12,361,769	$131,499,395	$109,305,373	$27,040,126	$49,377,131

Investments, at value	$76,500,401	$86,621,258	$111,395,672	$11,530,120	$133,843,373	$111,861,374	$27,530,269	$49,377,131
Cash	149	—	167	121	743	609	620	771
Receivables:
Dividends and interest	22,070	12,497	75,900	10,624	912,560	2,011,824	411,303	58,988
Securities sold	—	—	—	102,400	—	—	—	—
Fund shares sold	145,706	65,918	147,784	12,732	50,928	51,633	76,960	224,687
Reimbursement from adviser	27,146	9,172	4,406	16,238	6,367	33,862	12,424	24,874
Prepaid expenses and other assets	1,695	2,370	5,234	242	5,573	2,015	3,364	7,812

	$76,697,167	$86,711,215	$111,629,163	$11,672,477	$134,819,544	$113,961,317	$28,034,940	$49,694,263

Liabilities
Payables:
Securities purchased	—	746,273	—	540,292	—	—	—	—
Fund shares redeemed	64,810	1,236,182	191,805	920	215,767	594,314	16,315	138,518
Bank overdraft	—	114,035	—	—	—	—	—	—
Advisory fees	58,628	64,637	83,467	6,989	86,140	52,728	13,943	14,906
Directors’ fees	1,802	1,566	2,410	241	3,251	3,348	820	826
Distribution fees	17,497	19,247	25,781	2,511	29,353	1,636	6,157	396
Other accrued expenses	79,057	75,913	87,040	23,456	93,117	61,364	32,724	42,847

	221,794	2,257,853	390,503	574,409	427,628	713,390	69,959	197,493

Total Net Assets	$76,475,373	$84,453,362	$111,238,660	$11,098,068	$134,391,916	$113,247,927	$27,964,981	$49,496,770

Net Assets Consist Of:
Paid in capital	$132,958,266	$150,563,673	$127,894,448	$13,088,875	$148,120,682	$145,656,662	$30,640,212	$49,496,770
Undistributed net investment income	—	—	—	—	—	188	—	—
Accumulated net realized loss on investments	(46,696,261)	(64,842,990)	(13,671,125)	(1,159,158)	(16,072,744)	(34,964,924)	(3,165,374)	—
Net unrealized appreciation (depreciation) of investments	(9,786,632)	(1,267,321)	(2,984,663)	(831,649)	2,343,978	2,556,001	490,143	—

Total Net Assets	$76,475,373	$84,453,362	$111,238,660	$11,098,068	$134,391,916	$113,247,927	$27,964,981	$49,496,770

Investor Class
Net Assets	$73,524,835	$81,480,545	$96,787,858	$8,822,468	$126,563,893	$7,603,868	$23,609,018	$48,290,252
Shares Outstanding	7,399,399	6,420,682	7,486,733	994,339	7,625,726	1,078,036	2,604,871	48,290,252

Net Asset Value, Offering Price and Redemption Price Per Share	$9.94	$12.69	$12.93	$8.87	$16.60	$7.05	$9.06	$1.00

Institutional Class
Net Assets	$—	$—	$—	$—	$—	$105,644,059	$—	$—
Shares Outstanding	—	—	—	—	—	15,067,453	—	—

Net Asset Value, Offering Price and Redemption Price Per Share	$—	$—	$—	$—	$—	$7.01	$—	$—

Class A
Net Assets	$2,950,538	$2,972,817	$14,450,802	$2,275,600	$7,828,023	$—	$4,355,963	$1,206,518
Shares Outstanding	299,000	236,260	1,131,748	257,471	473,044	—	481,371	1,206,518

Net Asset Value and Redemption Price Per Share	$9.87	$12.58	$12.77	$8.84	$16.55	$—	$9.05	$1.00

Maximum Sales Charge	5.25%	5.25%	5.25%	5.25%	5.25%		4.75%
Maximum Offering Price Per Share	$10.42	$13.28	$13.48	$9.33	$17.47	$—	$9.50	$—

See notes to financial statements

page	25	TRANSAMERICA PREMIER FUNDS	2002 ANNUAL REPORT

STATEMENTS OF OPERATIONS

For the year ended December 31, 2002

	Transamerica Premier Aggressive Growth Fund	Transamerica Premier Growth Opportunities Fund	Transamerica Premier Equity Fund	Transamerica Premier Core Equity Fund	Transamerica Premier Balanced Fund	Transamerica Premier High Yield Bond Fund	Transamerica Premier Bond Fund	Transamerica Premier Cash Reserve Fund

Investment Income
Interest income	$9,470	$31,469	$37,087	$34,018	$3,047,330	$10,773,792	$1,723,135	$2,397,288
Dividend income	265,008	274,821	608,638	88,667	1,229,574	154,848	3,749	—

Total Income	274,478	306,290	645,725	122,685	4,276,904	10,928,640	1,726,884	2,397,288

Expenses
Investment adviser fee	722,081	916,872	1,061,642	87,330	1,052,335	579,573	157,326	456,496
Transfer agent fees:
Investor class	223,481	187,010	195,385	42,468	122,710	40,202	53,410	146,562
Institutional class	—	—	—	—	—	31,228	—	—
Class A	31,224	30,831	34,781	30,146	36,657	—	28,336	27,791
Class M*	26,395	26,342	26,000	25,916	26,175	—	25,689	26,054
Distribution fees:
Investor class	205,910	263,279	297,127	24,853	339,559	8,946	58,392	—
Class A	5,392	5,637	18,048	4,266	12,973	—	8,921	6,282
Class M*	6,277	5,671	5,350	2,904	4,687	—	1,891	8,912
Custodian fees	63,528	73,840	76,470	39,008	90,820	72,720	41,609	91,309
Registration fees	43,308	16,836	36,442	36,600	44,018	19,166	30,915	41,973
Audit fees	21,880	26,390	33,068	3,365	35,631	29,516	7,338	15,727
Printing	31,832	37,062	46,351	4,245	51,532	42,012	10,111	31,288
Directors’ fees and expenses	6,196	7,259	9,248	865	10,597	8,765	2,127	7,182
Other expenses	8,153	9,677	12,123	1,101	12,847	10,184	2,516	7,981

Total expenses before waiver and reimbursement	1,395,657	1,606,706	1,852,035	303,067	1,840,541	842,312	428,581	867,557
Reimbursed expenses and waived fees	(201,141)	(91,642)	(64,059)	(160,413)	(67,306)	(148,403)	(84,020)	(526,331)

Net Expenses	1,194,516	1,515,064	1,787,976	142,654	1,773,235	693,909	344,561	341,226

Net Investment Income (Loss)	(920,038)	(1,208,774)	(1,142,251)	(19,969)	2,503,669	10,234,731	1,382,323	2,056,062

Net Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(22,073,085)	(3,499,251)	(8,526,518)	(896,514)	(10,883,353)	(16,694,632)	(2,959,141)	—
Change in net unrealized appreciation (depreciation) of investments	(6,092,078)	(16,352,503)	(26,144,969)	(1,821,960)	(5,971,737)	4,380,272	526,496	—

Net Realized and Unrealized Loss on Investments	(28,165,163)	(19,851,754)	(34,671,487)	(2,718,474)	(16,855,090)	(12,314,360)	(2,432,645)	—

Net Increase (Decrease) in Net Assets Resulting From Operations	$(29,085,201)	$(21,060,528)	$(35,813,738)	$(2,738,443)	$(14,351,421)	$(2,079,629)	$(1,050,322)	$2,056,062

*	For the period from January 1, 2002 to November 15, 2002.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2002 ANNUAL REPORT	page	26

STATEMENTS OF CHANGES IN NET ASSETS

	Transamerica Premier Aggressive Growth Fund		Transamerica Premier Growth Opportunities FundÙ		Transamerica Premier Equity Fund
	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001

Decrease in Net Assets
Operations
Net investment loss	$(920,038)	$(1,153,648)	$(1,208,774)	$(1,569,627)	$(1,142,251)	$(1,795,363)
Net realized loss on investments	(22,073,085)	(24,595,068)	(3,499,251)	(61,225,333)	(8,526,518)	(4,950,391)
Net change in unrealized appreciation (depreciation) of investments	(6,092,078)	(14,788,802)	(16,352,503)	11,004,484	(26,144,969)	(33,423,796)

Net decrease in net assets resulting from operations	(29,085,201)	(40,537,518)	(21,060,528)	(51,790,476)	(35,813,738)	(40,169,550)

Dividends / Distributions to Shareholders
Net investment income:
Investor class	—	—	—	—	—	—
Institutional class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class M	—	—	—	—	—	—
Net realized gains:
Investor class	—	(5,969,002)	—	(5,385,344)	—	—
Institutional class	—	—	—	—	—	—
Class A	—	(32,622)	—	(27,197)	—	—
Class M	—	(83,603)	—	(48,970)	—	—

Net decrease in net assets resulting from distributions	—	(6,085,227)	—	(5,461,511)	—	—

Fund Share Transactions (Note 5)	(3,937,393)	(17,694,010)	(26,911,349)	(37,294,556)	(8,442,824)	(48,039,886)

Net decrease in net assets	(33,022,594)	(64,316,755)	(47,971,877)	(94,546,543)	(44,256,562)	(88,209,436)
Net Assets
Beginning of year	109,497,967	173,814,722	132,425,239	226,971,782	155,495,222	243,704,658

End of year[1]	$76,475,373	$109,497,967	$84,453,362	$132,425,239	$111,238,660	$155,495,222

[1]Includes undistributed net investment income (loss) of:	$—	$—	$—	$—	$—	$—

Ù	On May 1, 2002, the name of the Fund changed from the Transamerica Premier Small Company Fund to the Transamerica Premier Growth Opportunities Fund.

See notes to financial statements

page	27	TRANSAMERICA PREMIER FUNDS	2002 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	Transamerica Premier Core Equity FundÙ		Transamerica Premier Balanced Fund		Transamerica Premier High Yield Bond Fund
	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(19,969)	$(118,167)	$2,503,669	$2,358,105	$10,234,731	$8,324,145
Net realized loss on investments	(896,514)	(262,644)	(10,883,353)	(4,831,684)	(16,694,632)	(12,137,096)
Net change in unrealized appreciation (depreciation) of investments	(1,821,960)	(770,665)	(5,971,737)	(5,180,853)	4,380,272	8,140,490

Net increase (decrease) in net assets resulting from operations	(2,738,443)	(1,151,476)	(14,351,421)	(7,654,432)	(2,079,629)	4,327,539

Dividends / Distributions to Shareholders
Net investment income:
Investor class	—	—	(2,772,918)	(2,244,880)	(372,236)	(173,883)
Institutional class	—	—	—	—	(9,985,793)	(8,923,451)
Class A	—	—	(147,145)	(5,120)	—	—
Class M	—	—	—	(10,687)	—	—
Net realized gains:
Investor class	—	(38,008)	—	(266,611)	—	—
Institutional class	—	—	—	—	—	—
Class A	—	(888)	—	(773)	—	—
Class M	—	(2,035)	—	(2,009)	—	—

Net decrease in net assets resulting from distributions	—	(40,931)	(2,920,063)	(2,530,080)	(10,358,029)	(9,097,334)

Fund Share Transactions (Note 5)	2,001,185	130,705	11,597,034	42,085,574	22,779,871	20,683,895

Net increase (decrease) in net assets	(737,258)	(1,061,702)	(5,674,450)	31,901,062	10,342,213	15,914,100
Net Assets
Beginning of year	11,835,326	12,897,028	140,066,366	108,165,304	102,905,714	86,991,614

End of year[1]	$11,098,068	$11,835,326	$134,391,916	$140,066,366	$113,247,927	$102,905,714

[1]Includes undistributed net investment income (loss) of:	$—	$—	$—	$168,180	$188	$(446,629)

Ù	On May 1, 2002, the name of the Fund changed from the Transamerica Premier Value Fund to the Transamerica Premier Core Equity Fund.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2002 ANNUAL REPORT	page	28

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

	Transamerica Premier Bond Fund		Transamerica Premier Cash Reserve Fund
	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001

Increase (Decrease) in Net Assets Operations
Net investment income	$1,382,323	$1,179,711	$2,056,062	$3,016,579
Net realized gain (loss) on investments	(2,959,141)	680,719	—	—
Net change in unrealized appreciation of investments	526,496	82,533	—	—

Net increase (decrease) in net assets resulting from operations	(1,050,322)	1,942,963	2,056,062	3,016,579

Dividends / Distributions to Shareholders
Net investment income:
Investor class	(1,241,944)	(1,223,743)	(2,016,788)	(2,912,436)
Institutional class	—	—	—	—
Class A	(140,197)	(16,038)	(22,876)	(58,858)
Class M	(14,682)	(11,472)	(16,398)	(45,285)
Net realized gains:
Investor class	(114,622)	(476,198)	—	—
Institutional class	—	—	—	—
Class A	(21,020)	(6,112)	—	—
Class M	—	(6,817)	—	—

Net decrease in net assets resulting from distributions	(1,532,465)	(1,740,380)	(2,056,062)	(3,016,579)

Fund Share Transactions (Note 5)	6,991,291	2,770,573	(24,944,591)	(63,719,844)

Net increase (decrease) in net assets	4,408,504	2,973,156	(24,944,591)	(63,719,844)
Net Assets
Beginning of year	23,556,477	20,583,321	74,441,361	138,161,205

End of year[1]	$27,964,981	$23,556,477	$49,496,770	$74,441,361

[1]Includes undistributed net investment income (loss) of:	$—	$(43,806)	$—	$—

See notes to financial statements

page	29	TRANSAMERICA PREMIER FUNDS	2002 ANNUAL REPORT

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier Aggressive Growth Fund

	Investor Class
	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Year Ended December 31, 1998

Net Asset Value
Beginning of year	$13.84	$19.24	$33.55	$22.42	$12.18

Operations
Net investment loss[1]	(0.12)[a]	(0.14)[a]	(0.39)[a]	(0.33)[a]	(0.04)
Net realized and unrealized gain (loss) on investments	(3.78)	(4.46)	(4.35)	12.37	10.28

Total from investment operations	(3.90)	(4.60)	(4.74)	12.04	10.24

Dividends/Distributions to Shareholders
Net investment income	—	—	—	—	—
Net realized gains on investments	—	(0.80)	(9.57)	(0.91)	—

Total dividends/distributions	—	(0.80)	(9.57)	(0.91)	—

Net Asset Value
End of year	$9.94	$13.84	$19.24	$33.55	$22.42

Total Return	(28.18% )	(23.92% )	(18.60% )	54.25%	84.07%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.40%	1.40%	1.32%	1.39%	1.40%
Before reimbursement/fee waiver	1.56%	1.45%	1.32%	1.39%	1.60%
Net investment loss after reimbursement/fee waiver	(1.08% )	(0.88% )	(1.14% )	(1.30% )	(0.92%	)
Portfolio turnover rate	43%	70%	65%	80%	32%
Net assets, end of year (in thousands)	$73,525	$107,384	$171,901	$236,741	$177,493

[1]	Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.14), $(0.15), $(0.39), $(0.33) and $(0.05) for the years ended December 31, 2002, 2001, 2000, 1999 and 1998, respectively.

[a]	Per share net investment loss has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2002 ANNUAL REPORT	page	30

	Transamerica Premier Growth Opportunities FundÙ

	Investor Class
	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Year Ended December 31, 1998

Net Asset Value
Beginning of year	$15.57	$20.82	$38.95	$21.99	$12.49

Operations
Net investment loss[1]	(0.16)[a]	(0.17)[a]	(0.44)[a]	(0.29)[a]	(0.02)
Net realized and unrealized gain (loss) on investments	(2.72)	(4.42)	(7.70)	20.29	9.93

Total from investment operations	(2.88)	(4.59)	(8.14)	20.00	9.91

Dividends/Distributions to Shareholders
Net investment income	—	—	—	—	—
Net realized gains on investments	—	(0.66)	(9.99)	(3.04)	(0.41)

Total dividends/distributions	—	(0.66)	(9.99)	(3.04)	(0.41)

Net Asset Value
End of year	$12.69	$15.57	$20.82	$38.95	$21.99

Total Return	(18.50% )	(22.07% )	(26.00% )	93.99%	80.27%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.40%	1.40%	1.26%	1.34%	1.40%
Before reimbursement/fee waiver	1.42%	1.41%	1.26%	1.34%	1.59%
Net investment loss after reimbursement/fee waiver	(1.12% )	(1.07% )	(1.11% )	(1.09% )	(0.67% )
Portfolio turnover rate	37%	55%	78%	50%	26%
Net assets, end of year (in thousands)	$81,481	$130,559	$224,934	$345,341	$209,388

Ù	On May 1, 2002, the name of the Fund changed from the Transamerica Premier Small Company Fund to the Transamerica Premier Growth Opportunities Fund.

[1]	Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.16), $(0.17), $(0.44), $(0.29) and $(0.03) for the years ended December 31, 2002, 2001, 2000, 1999 and 1998, respectively.

[a]	Per share net investment loss has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements

page	31	TRANSAMERICA PREMIER FUNDS	2002 ANNUAL REPORT

FINANCIAL HIGHLIGHTS (CONTINUED)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier Equity Fund

	Investor Class
	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Year Ended December 31, 1998

Net Asset Value
Beginning of year	$17.11	$20.77	$31.96	$24.78	$18.53

Operations
Net investment loss[1]	(0.13)[a]	(0.20)	(0.34)[a]	(0.29)[a]	(0.15)
Net realized and unrealized gain (loss) on investments	(4.05)	(3.46)	(3.42)	8.40	6.42

Total from investment operations	(4.18)	(3.66)	(3.76)	8.11	6.27

Dividends/Distributions to Shareholders
Net investment income	—	—	—	—	—
Net realized gains on investments	—	—	(7.43)	(0.93)	(0.02)

Total dividends/distributions	—	—	(7.43)	(0.93)	(0.02)

Net Asset Value
End of year	$12.93	$17.11	$20.77	$31.96	$24.78

Total Return	(24.43% )	(17.62% )	(13.81% )	33.26%	33.85%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.42%	1.34%	1.26%	1.30%	1.42%
Before reimbursement/fee waiver	1.42%	1.34%	1.26%	1.30%	1.42%
Net investment loss after reimbursement/fee waiver	(0.91% )	(0.98% )	(1.07% )	(1.07% )	(0.96% )
Portfolio turnover rate	34%	42%	40%	42%	59%
Net assets, end of year (in thousands)	$96,788	$153,607	$241,814	$323,538	$290,318

[1]	Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income loss per share would have been $(0.13), $(0.20), $(0.34,) $(0.29) and $(0.15) for the years ended December 31, 2002, 2001, 2000, 1999 and 1998, respectively.

[a]	Per share net investment loss has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2002 ANNUAL REPORT	page	32

	Transamerica Premier Core Equity FundÙ

	Investor Class
	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999		Period Ended December 31, 1998*

Net Asset Value
Beginning of period	$11.10	$12.12	$11.37	$10.59		$10.00

Operations
Net investment income (loss)[1]	(0.01)[a]	(0.11)	(0.10)[a]	(0.10)[a]		—
Net realized and unrealized gain (loss) on investments	(2.22)	(0.87)	1.32	0.88		0.62

Total from investment operations	(2.23)	(0.98)	1.22	0.78		0.62

Dividends/Distributions to Shareholders
Net investment income	—	—	—	—		(0.03)
Net realized gains on investments	—	(0.04)	(0.47)	—		—

Total dividends/distributions	—	(0.04)	(0.47)	—		(0.03)

Net Asset Value
End of period	$8.87	$11.10	$12.12	$11.37		$10.59

Total Return[2]	(20.09% )	(8.10% )	10.72%	7.37%		6.19%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.20%	1.20%	1.20%	1.20%		1.20%	†
Before reimbursement/fee waiver	2.02%	1.77%	1.82%	1.96%		2.21%	†
Net investment loss after reimbursement/fee waiver	(0.15% )	(0.91% )	(0.82% )	(0.90%	)	(0.04%	)†
Portfolio turnover rate	72%	61%	52%	87%		72%
Net assets, end of period (in thousands)	$8,822	$10,980	$12,311	$9,256		$9,111

†	Annualized

Ù	On May 1, 2002, the name of the Fund changed from the Transamerica Premier Value Fund to the Transamerica Premier Core Equity Fund.

*	Inception (Investor Class) — March 31, 1998; fund commenced operations on April 1, 1998.

[1]	Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.10), $(0.18), $(0.18), $(0.18) and $(0.08) for the periods ended December 31, 2002, 2001, 2000, 1999 and 1998, respectively.

[2]	Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year.

[a]	Per share net investment loss has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements

page	33	TRANSAMERICA PREMIER FUNDS	2002 ANNUAL REPORT

FINANCIAL HIGHLIGHTS (CONTINUED)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier Balanced Fund

	Investor Class
	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Year Ended December 31, 1998

Net Asset Value
Beginning of year	$18.70	$20.09	$20.50	$19.24	$15.54

Operations
Net investment income[1]	0.32[2,a]	0.34[2]	0.42[a]	0.35[a]	0.23
Net realized and unrealized gain (loss) on investments	(2.05)	(1.38)	1.59	2.43	4.31

Total from investment operations	(1.73)	(1.04)	2.01	2.78	4.54

Dividends/Distributions to Shareholders
Net investment income	(0.37)	(0.31)	(0.28)	(0.37)	(0.22)
Net realized gains on investments	—	(0.04)	(2.14)	(1.15)	(0.62)

Total dividends/distributions	(0.37)	(0.35)	(2.42)	(1.52)	(0.84)

Net Asset Value
End of year	$16.60	$18.70	$20.09	$20.50	$19.24

Total Return	(9.24% )	(5.22% )	9.89%	14.81%	29.30%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.25%	1.21%	1.24%	1.31%	1.43%
Before reimbursement/fee waiver	1.25%	1.21%	1.24%	1.31%	1.43%
Net investment income after reimbursement/fee waiver	1.79%[2]	1.76%[2]	1.89%	1.76%	1.60%
Portfolio turnover rate	57%	77%	96%	61%	32%
Net assets, end of year (in thousands)	$126,564	$138,588	$107,140	$64,448	$61,920

[1]	Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income per share would have been $0.32, $0.34, $0.42, $0.35, and $0.23 for the years ended December 31, 2002, 2001, 2000,1999 and 1998, respectively.

[2]	If the Fund had not adopted the provisions of the AICPA Guide for Investment Companies, net investment income per share would have been $0.33 and $0.34 and the ratio of net investment income to average net assets would have been 1.89% and 1.87% for the years ended December 31, 2002 and 2001, respectively.

[a]	Per share net investment income has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2002 ANNUAL REPORT	page	34

	Transamerica Premier High Yield Bond Fund

	Investor Class
	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Period Ended December 31, 1998*

Net Asset Value
Beginning of period	$7.96	$8.35	$9.29	$9.63	$10.00

Operations
Net investment income[1]	0.68[3,a]	0.71[3]	0.77	0.79	0.73
Net realized and unrealized loss on investments	(0.89)	(0.35)	(0.93)	(0.27)	(0.68)

Total from investment operations	(0.21)	0.36	(0.16)	0.52	0.05

Dividends/Distributions to Shareholders
Net investment income	(0.70)	(0.75)	(0.78)	(0.86)	(0.41)
Net realized gains on investments	—	—	—	—	(0.01)

Total dividends/distributions	(0.70)	(0.75)	(0.78)	(0.86)	(0.42)

Net Asset Value
End of period	$7.05	$7.96	$8.35	$9.29	$9.63

Total Return[2]	(2.60% )	4.49%	(2.01% )	5.43%	0.58%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	0.90%	0.90%	0.90%	0.90%	0.90% †
Before reimbursement/fee waiver	2.65%	3.54%	3.54%	3.60%	6.50% †
Net investment income after reimbursement/fee waiver	9.42%[3]	8.45%[3]	8.67%	8.94%	23.97% †
Portfolio turnover rate	126%	119%	57%	30%	22%
Net assets, end of period (in thousands)	$7,604	$2,161	$1,607	$1,610	$1,402

†	Annualized

*	Inception (Investor Class) — June 30, 1998; fund commenced operations on July 1, 1998.

[1]	Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income per share would have been $0.56, $0.48, $0.55, $0.55, and $0.56 for the periods ended December 31, 2002, 2001, 2000, 1999 and 1998, respectively.

[2]	Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year.

[3]	If the Fund had not adopted the provisions of the AICPA Guide for Investment Companies, net investment income per share would have been $0.69 and $0.67, and the ratio of net investment income to average net assets would have been 9.54% and 9.17% for the years ended December 31, 2002 and 2001, respectively.

[a]	Per share net investment income has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements

page	35	TRANSAMERICA PREMIER FUNDS	2002 ANNUAL REPORT

FINANCIAL HIGHLIGHTS (CONTINUED)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier Bond Fund

	Investor Class
	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Year Ended December 31, 1998

Net Asset Value
Beginning of year	$9.99	$9.87	$9.73	$10.41	$10.19

Operations
Net investment income[1]	0.49[2,a]	0.57[2]	0.62	0.58	0.61
Net realized and unrealized gain (loss) on investments	(0.89)	0.33	0.14	(0.60)	0.33

Total from investment operations	(0.40)	0.90	0.76	(0.02)	0.94

Dividends/Distributions to Shareholders
Net investment income	(0.49)	(0.57)	(0.62)	(0.59)	(0.61)
Net realized gains on investments	(0.04)	(0.21)	—	(0.07)	(0.11)

Total dividends/distributions	(0.53)	(0.78)	(0.62)	(0.66)	(0.72)

Net Asset Value
End of year	$9.06	$9.99	$9.87	$9.73	$10.41

Total Return	(3.88% )	9.36%	8.10%	(0.22% )	9.58%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.30%	1.30%	1.30%	1.30%	1.30%
Before reimbursement/fee waiver	1.36%	1.36%	1.40%	1.47%	1.47%
Net investment income after reimbursement/fee waiver	5.28%[2]	5.32%[2]	6.41%	5.82%	5.94%
Portfolio turnover rate	258%	442%	461%	301%	165%
Net assets, end of year (in thousands)	$23,609	$22,914	$20,200	$16,833	$17,340

[1]	Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income per share would have been $0.48, $0.56, $0.62, $0.57 and $0.59 for the years ended December 31, 2002, 2001, 2000, 1999 and 1998, respectively.

[2]	If the Fund had not adopted the provisions of the AICPA Guide for Investment Companies, net investment income per share would have been $0.49 and $0.56 and the ratio of net investment income to average net assets would have been 5.34% and 5.54% for the years December 31, 2002 and 2001, respectively.

[a]	Per share net investment income has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2002 ANNUAL REPORT	page	36

	Transamerica Premier Cash Reserve Fund

	Investor Class
	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Year Ended December 31, 1998

Net Asset Value
Beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Operations
Net investment income[1]	0.02	0.04	0.06	0.05	0.05
Net realized and unrealized gain (loss) on investments	—	—	—	—	—

Total from investment operations	0.02	0.04	0.06	0.05	0.05

Dividends/Distributions to Shareholders
Net investment income	(0.02)	(0.04)	(0.06)	(0.05)	(0.05)
Net realized gains on investments	—	—	—	—	—

Total dividends/distributions	(0.02)	(0.04)	(0.06)	(0.05)	(0.05)

Net Asset Value
End of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	1.62%	4.12%	6.34%	5.05%	5.45%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	0.25%	0.25%	0.25%	0.25%	0.25%
Before reimbursement/fee waiver	0.60%	0.74%	0.57%	0.66%	0.73%
Net investment income after reimbursement/fee waiver	1.59%	4.04%	6.16%	4.97%	5.29%
Net assets, end of year (in thousands)	$48,290	$68,898	$136,278	$165,301	$76,267

[1]	Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income per share would have been $0.01, $0.04, $0.06, $0.05 and $0.05 for the years ended December 31, 2002, 2001, 2000, 1999 and 1998, respectively.

See notes to financial statements

page	37	TRANSAMERICA PREMIER FUNDS	2002 ANNUAL REPORT

FINANCIAL HIGHLIGHTS (CONTINUED)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier High Yield Bond Fund

	Institutional Class
	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Period Ended December 31, 1998*

Net Asset Value
Beginning of period	$7.91	$8.30	$9.25	$9.61	$10.00

Operations
Net investment income[1]	0.71[3,a]	0.80[3]	0.81	0.88	0.42
Net realized and unrealized loss on investments	(0.90)	(0.42)	(0.96)	(0.36)	(0.38)

Total from investment operations	(0.19)	0.38	(0.15)	0.52	0.04

Dividends/Distributions to Shareholders
Net investment income	(0.71)	(0.77)	(0.80)	(0.88)	(0.42)
Net realized gains on investments	—	—	—	—	(0.01)

Total dividends/distributions	(0.71)	(0.77)	(0.80)	(0.88)	(0.43)

Net Asset Value
End of period	$7.01	$7.91	$8.30	$9.25	$9.61

Total Return[2]	(2.24% )	4.77%	(1.88% )	5.50%	0.51%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	0.65%	0.65%	0.65%	0.65%	0.65% †
Before reimbursement/fee waiver	0.74%	0.69%	0.68%	0.69%	0.80% †
Net investment income after reimbursement/fee waiver	9.72%[3]	8.71%[3]	8.94%	9.10%	8.81% †
Portfolio turnover rate	126%	119%	57%	30%	22%
Net assets, end of period (in thousands)	$105,644	$100,745	$85,385	$77,159	$71,415

†	Annualized

*	Inception (Institutional Class) — June 30, 1998; fund commenced operations on July 1, 1998.

[1]	Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income per share would have been $0.70, $0.76, $0.80, $0.87, and $0.41 for the periods ended December 31, 2002, 2001, 2000, 1999 and 1998, respectively.

[2]	Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year.

[3]	If the Fund had not adopted the provisions of the AICPA Guide for Investment Companies, net investment income per share would have been $0.72 and $0.77 and the ratio of net investment income to average net assets would have been 9.84% and 9.42% for the years ended December 31, 2002 and 2001, respectively.

[a]	Per share net investment income has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2002 ANNUAL REPORT	page	38

	Transamerica Premier Aggressive Growth Fund

	Class A
	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Period Ended December 31, 1998*

Net Asset Value
Beginning of period	$13.76	$19.16	$33.49	$22.41	$17.55

Operations
Net investment loss[1]	(0.12)[a]	(0.16)[a]	(0.45)[a]	(0.37)[a]	(0.11)
Net realized and unrealized gain (loss) on investments	(3.77)	(4.44)	(4.31)	12.36	4.97

Total from investment operations	(3.89)	(4.60)	(4.76)	11.99	4.86

Dividends/Distributions to Shareholders
Net investment income	—	—	—	—	—
Net realized gains on investments	—	(0.80)	(9.57)	(0.91)	—

Total dividends/distributions	—	(0.80)	(9.57)	(0.91)	—

Net Asset Value
End of period	$9.87	$13.76	$19.16	$33.49	$22.41

Total Return[2]	(28.27% )	(24.03% )	(18.71% )	54.09%	27.69%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.50%	1.50%	1.50%	1.50%	1.50%	†
Before reimbursement/fee waiver	4.03%	7.19%	4.44%	8.63%	2091.85%	†
Net investment loss after reimbursement/fee waiver	(1.13% )	(0.99% )	(1.33% )	(1.43% )	(1.07%	)†
Portfolio turnover rate	43%	70%	65%	80%	32%
Net assets, end of period (in thousands)	$2,951	$605	$795	$778	$1

†	Annualized

*	Inception (Class A) — June 30, 1998; fund commenced operations on July 1, 1998.

[1]	Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.39), $(1.05), $(1.46), $(2.21) and $(221.25) for the periods ended December 31, 2002, 2001, 2000, 1999 and 1998, respectively.

[2]	Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year. Performance shown does not include effects of any sales charges.

[a]	Per share net investment loss has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements

page	39	TRANSAMERICA PREMIER FUNDS	2002 ANNUAL REPORT

FINANCIAL HIGHLIGHTS (CONTINUED)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier Growth Opportunities FundÙ

	Class A
	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Period Ended December 31, 1998*

Net Asset Value
Beginning of period	$15.45	$20.68	$38.87	$21.99	$17.20

Operations
Net investment loss[1]	(0.16)[a]	(0.18)[a]	(0.52)[a]	(0.35)[a]	(0.08)
Net realized and unrealized gain (loss) on investments	(2.71)	(4.39)	(7.68)	20.27	4.87

Total from investment operations	(2.87)	(4.57)	(8.20)	19.92	4.79

Dividends/Distributions to Shareholders
Net investment income	—	—	—	—	—
Net realized gains on investments	—	(0.66)	(9.99)	(3.04)	—

Total dividends/distributions	—	(0.66)	(9.99)	(3.04)	—

Net Asset Value
End of period	$12.58	$15.45	$20.68	$38.87	$21.99

Total Return[2]	(18.58% )	(22.12% )	(26.21% )	93.63%	27.85%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.50%	1.50%	1.50%	1.50%	1.50%	†
Before reimbursement/fee waiver	3.93%	7.11%	4.27%	9.86%	2146.03%	†
Net investment loss after reimbursement/fee waiver	(1.18% )	(1.18% )	(1.33% )	(1.26% )	(0.79%	)†
Portfolio turnover rate	37%	55%	78%	50%	26%
Net assets, end of period (in thousands)	$2,973	$680	$1,104	$1,062	$1

†	Annualized

Ù	On May 1, 2002, the name of the Fund changed from the Transamerica Premier Small Company Fund to the Transamerica Premier Growth Opportunities Fund.

*	Inception (Class A) — June 30, 1998; fund commenced operations on July 1, 1998.

[1]	Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.50), $(1.06), $(1.63), $(2.65) and $(212.68) for the periods ended December 31, 2002, 2001, 2000, 1999 and 1998, respectively.

[2]	Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year. Performance shown does not include effects of any sales charges.

[a]	Per share net investment loss has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2002 ANNUAL REPORT	page	40

	Transamerica Premier Equity Fund

	Class A
	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Period Ended December 31, 1998*

Net Asset Value
Beginning of period	$16.93	$20.62	$31.88	$24.79	$22.86

Operations
Net investment loss[1]	(0.13)[a]	(0.21)	(0.43)[a]	(0.37)[a]	(0.16)
Net realized and unrealized gain (loss) on investments	(4.03)	(3.48)	(3.40)	8.39	2.09

Total from investment operations	(4.16)	(3.69)	(3.83)	8.02	1.93

Dividends/Distributions to Shareholders
Net investment income	—	—	—	—	—
Net realized gains on investments	—	—	(7.43)	(0.93)	—

Total dividends/distributions	—	—	(7.43)	(0.93)	—

Net Asset Value
End of period	$12.77	$16.93	$20.62	$31.88	$24.79

Total Return[2]	(24.57% )	(17.90% )	(14.06% )	32.88%	8.44%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.60%	1.60%	1.60%	1.60%	1.60%	†
Before reimbursement/fee waiver	2.23%	7.32%	5.45%	18.56%	2133.52%	†
Net investment loss after reimbursement/fee waiver	(0.94% )	(1.23% )	(1.39% )	(1.33% )	(1.26%	)†
Portfolio turnover rate	34%	42%	40%	42%	59%
Net assets, end of period (in thousands)	$14,451	$598	$717	$530	$1

†	Annualized

*	Inception (Class A) — June 30, 1998; fund commenced operations on July 1, 1998.

[1]	Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.21), $(1.18), $(1.84), $(5.01) and $(269.96) for the periods ended December 31, 2002, 2001, 2000, 1999 and 1998, respectively.

[2]	Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year. Performance shown does not include effects of any sales charges.

[a]	Per share net investment loss has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements

page	41	TRANSAMERICA PREMIER FUNDS	2002 ANNUAL REPORT

FINANCIAL HIGHLIGHTS (CONTINUED)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier Core Equity FundÙ

	Class A
	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999		Period Ended December 31, 1998*

Net Asset Value
Beginning of period	$11.06	$12.09	$11.35	$10.59		$9.71

Operations
Net investment loss[1]	(0.02)[a]	(0.12)[a]	(0.12)[a]	(0.11)[a]		(0.02)
Net realized and unrealized gain (loss) on investments	(2.20)	(0.87)	1.33	0.87		0.92

Total from investment operations	(2.22)	(0.99)	1.21	0.76		0.90

Dividends/Distributions to Shareholders
Net investment income	—	—	—	—		(0.02)
Net realized gains on investments	—	(0.04)	(0.47)	—		—

Total dividends/distributions	—	(0.04)	(0.47)	—		(0.02)

Net Asset Value
End of period	$8.84	$11.06	$12.09	$11.35		$10.59

Total Return[2]	(20.07% )	(8.20% )	10.65%	7.18%		9.31%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.30%	1.30%	1.30%	1.30%		1.30%	†
Before reimbursement/fee waiver	4.91%	16.31%	18.44%	67.64%		2533.76%	†
Net investment loss after reimbursement/fee waiver	(0.19% )	(1.01% )	(0.93% )	(0.99%	)	(0.42%	)†
Portfolio turnover rate	72%	61%	52%	87%		72%
Net assets, end of period (in thousands)	$2,276	$264	$224	$87		$1

†	Annualized

Ù	On May 1, 2002, the name of the Fund changed from the Transamerica Premier Value Fund to the Transamerica Premier Core Equity Fund.

*	Inception (Class A) — June 30, 1998; fund commenced operations on July 1, 1998.

[1]	Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.37), $(1.84), $(2.29), $(7.21) and $(116.09) for the periods ended December 31, 2002, 2001, 2000, 1999 and 1998, respectively.

[2]	Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year. Performance shown does not include effects of any sales charges.

[a]	Per share net investment loss has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2002 ANNUAL REPORT	page	42

	Transamerica Premier Balanced Fund

	Class A
	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Period Ended December 31, 1998*

Net Asset Value
Beginning of period	$18.68	$20.06	$20.47	$19.25	$17.99

Operations
Net investment income[1]	0.28[3,a]	0.28[3]	0.35[a]	0.33[a]	0.18
Net realized and unrealized gain (loss) on investments	(2.09)	(1.38)	1.60	2.39	1.87

Total from investment operations	(1.81)	(1.10)	1.95	2.72	2.05

Dividends/Distributions to Shareholders
Net investment income	(0.32)	(0.24)	(0.22)	(0.35)	(0.17)
Net realized gains on investments	—	(0.04)	(2.14)	(1.15)	(0.62)

Total dividends/distributions	(0.32)	(0.28)	(2.36)	(1.50)	(0.79)

Net Asset Value
End of period	$16.55	$18.68	$20.06	$20.47	$19.25

Total Return[2]	(9.69% )	(5.51% )	9.57%	14.48%	11.41%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.55%	1.55%	1.55%	1.55%	1.55%	†
Before reimbursement/fee waiver	2.53%	10.47%	10.25%	17.18%	2068.27%	†
Net investment income after reimbursement/fee waiver	1.61%[3]	1.41%[3]	1.57%	1.65%	1.73%	†
Portfolio turnover rate	57%	77%	96%	61%	32%
Net assets, end of period (in thousands)	$7,828	$423	$398	$339	$1

†	Annualized

*	Inception (Class A) — June 30, 1998; fund commenced operations on July 1, 1998.

[1]	Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income (loss) per share would have been $0.11, $(1.32), $(1.58), $(2.79) and $(214.50) for the periods ended December 31, 2002, 2001, 2000, 1999 and 1998, respectively.

[2]	Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year. Performance shown does not include effects of any sales charges.

[3]	If the Fund had not adopted the provisions of the AICPA Guide for Investment Companies, net investment income per share would have been $0.29 and $0.27, and the ratio of net investment income to average net assets would have been 1.71% and 1.54% for the years ended December 31, 2002 and 2001, respectively.

[a]	Per share net investment income has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements

page	43	TRANSAMERICA PREMIER FUNDS	2002 ANNUAL REPORT

FINANCIAL HIGHLIGHTS (CONCLUDED)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier Bond Fund

	Class A
	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Period Ended December 31, 1998*

Net Asset Value
Beginning of period	$9.97	$9.86	$9.73	$10.40	$10.32

Operations
Net investment income[1]	0.47[3,a]	0.56[3]	0.62	0.55	0.29
Net realized and unrealized gain (loss) on investments	(0.87)	0.32	0.12	(0.57)	0.19

Total from investment operations	(0.40)	0.88	0.74	(0.02)	0.48

Dividends/Distributions to Shareholders
Net investment income	(0.48)	(0.56)	(0.61)	(0.58)	(0.29)
Net realized gains on investments	(0.04)	(0.21)	—	(0.07)	(0.11)

Total dividends/distributions	(0.52)	(0.77)	(0.61)	(0.65)	(0.40)

Net Asset Value
End of period	$9.05	$9.97	$9.86	$9.73	$10.40

Total Return[2]	(3.90% )	9.15%	7.89%	(0.22% )	4.80%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.40%	1.40%	1.40%	1.40%	1.40%	†
Before reimbursement/fee waiver	2.89%	13.28%	16.72%	26.13%	2353.12%	†
Net investment income after reimbursement/fee waiver	5.19%[3]	5.25%[3]	6.32%	5.82%	5.66%	†
Portfolio turnover rate	258%	442%	461%	301%	165%
Net assets, end of period (in thousands)	$4,356	$311	$261	$145	$1

†	Annualized

*	Inception (Class A) — June 30, 1998; fund commenced operations on July 1, 1998.

[1]	Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income (loss) per share would have been $0.34, $(0.66), $(0.88), $(1.77) and $(120.85) for the periods ended December 31, 2002, 2001, 2000, 1999 and 1998, respectively.

[2]	Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year. Performance shown does not include effects of any sales charges.

[3]	If the Fund had not adopted the provisions of the AICPA Guide for Investment Companies, net investment income per share would have been $0.48 and $0.56, and the ratio of net investment income to average net assets would have been 5.25% and 5.45% for the years ended December 31, 2002 and 2001, respectively.

[a]	Per share net investment income has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2002 ANNUAL REPORT	page	44

	Transamerica Premier Cash Reserve Fund

	Class A
	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Period Ended December 31, 1998*

Net Asset Value
Beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Operations
Net investment income[1]	0.01	0.04	0.06	0.05	0.02
Net realized and unrealized gain (loss) on investments	—	—	—	—	—

Total from investment operations	0.01	0.04	0.06	0.05	0.02
Dividends/Distributions to Shareholders
Net investment income	(0.01)	(0.04)	(0.06)	(0.05)	(0.02)
Net realized gains on investments	—	—	—	—	—

Total dividends/distributions	(0.01)	(0.04)	(0.06)	(0.05)	(0.02)

Net Asset Value
End of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[2]	1.27%	3.76%	5.97%	4.68%	2.50%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	0.60%	0.60%	0.60%	0.60%	0.60%	†
Before reimbursement/fee waiver	2.96%	3.02%	2.98%	4.78%	2413.01%	†
Net investment income after reimbursement/fee waiver	1.28%	3.65%	5.84%	4.58%	4.85%	†
Net assets, end of period (in thousands)	$1,207	$1,658	$1,286	$819	$1

†	Annualized

*	Inception (Class A) — June 30, 1998; fund commenced operations on July 1, 1998.

[1]	Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income (loss) per share would have been $(0.01), $0.01, $0.03, $0.00 and $(12.31) for the periods ended December 31, 2002, 2001, 2000, 1999 and 1998, respectively.

[2]	Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year. Performance shown does not include effects of any sales charges.

See notes to financial statements

page	45	TRANSAMERICA PREMIER FUNDS	2002 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

December 31, 2002

1. Significant Accounting Policies

Transamerica Investors, Inc. (the “Company”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end, management investment company. The Company is composed of nine Funds: Transamerica Premier Aggressive Growth Fund (the “Aggressive Growth Fund”) which is non-diversified, Transamerica Premier Growth Opportunities Fund (the “Growth Opportunities Fund”), formerly Transamerica Premier Small Company Fund, Transamerica Premier Equity Fund (the “Equity Fund”), Transamerica Premier Core Equity Fund (the “Core Equity Fund”), formerly Transamerica Premier Value Fund, Transamerica Premier Balanced Fund (the “Balanced Fund”), Transamerica Premier High Yield Bond Fund (the “High Yield Fund”), Transamerica Premier Bond Fund (the “Bond Fund”), Transamerica Premier Cash Reserve Fund (the “Cash Reserve Fund”), and Transamerica Premier Index Fund (the “Index Fund”), which are diversified (collectively referred to as the “Funds”). For information on investment objectives and strategies, please refer to the Funds’ prospectus.

Information pertaining to the Index Fund appears in a separate set of financial statements.

All of the Premier Funds, with the exception of the High Yield Fund, offer two classes of shares: Investor and Class A. Effective November 15, 2002, Shareholders of Class M were moved into Class A. The High Yield Fund offers two classes of shares, the Investor and the Institutional Class. Each share of each class of a Fund represents an identical legal interest in the investment of the Fund. The Investor, Institutional and Class A shares differ with respect to distribution and certain other class-specific expenses and waivers.

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

(A) Valuation of Securities

Equity securities listed on a principal exchange (U.S. or foreign), NASDAQ and over-the-counter securities are valued at the last sale price, or, if no sale occurs, at the mean between the closing bid and the closing asked prices. Debt securities with a maturity of 61 days or more are valued on the basis of valuations obtained from a commercial pricing service or dealer-supplied quotations. Debt securities with a maturity of 60 days or less, and all investments in the Cash Reserve Fund, are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at the fair value as determined in good faith pursuant to procedures established by the Company’s Board of Directors.

(B) Securities Transactions, Investment

Income and Expenses

Securities transactions are recorded as of the trade date. Gains and losses on sales of investments are determined on the identified cost basis for both financial statement and Federal income tax purposes. Interest income and operating expenses are recorded daily on an accrual basis. Discount is recorded on a daily basis using the effective yield method except for the Cash Reserve Fund which recognizes discount and premium on a straight line basis. Dividend income is recorded on the ex-dividend date. Expenses not directly chargeable to a specific Fund/class are allocated primarily on the basis of relative average daily net assets.

(C) Dividends and Distributions

Dividends from net investment income on shares of the Cash Reserve Fund are declared daily and paid monthly. Dividends from net investment income on shares of the Bond Fund and High Yield Fund are declared and paid monthly. Dividends from net investment income, if any, on shares of the Equity Fund, the Core Equity Fund, the Balanced Fund, the Aggressive Growth Fund and the Growth Opportunities Fund are declared and paid annually. Each Fund distributes net realized capital gains, if any, annually. Dividends and distributions paid by each Fund are recorded on the ex-dividend date, except for the Cash Reserve Fund, which records dividends daily. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds and timing differences. Dividends from net investment income are determined on a class level. Capital gains distributions are determined on a Fund level.

The tax character of distributions paid to shareholders during 2002 and 2001 were as follows:

	2002			2001

	Ordinary Income	Long-Term Capital Gain	Total	Ordinary Income	Long-Term Capital Gain	Total

Aggressive Growth Fund	$—	$—	$—	$—	$6,085,227	$6,085,227
Growth Opportunities Fund	—	—	—	—	5,461,511	5,461,511
Equity Fund	—	—	—	—	—	—
Core Equity Fund	—	—	—	—	40,931	40,931
Balanced Fund	2,920,063	—	2,920,063	2,260,687	269,393	2,530,080
High Yield Fund	10,358,029	—	10,358,029	9,097,334	—	9,097,334
Bond Fund	1,532,465	—	1,532,465	1,740,380	—	1,740,380
Cash Reserve Fund	2,056,062	—	2,056,062	3,016,579	—	3,016,579

TRANSAMERICA PREMIER FUNDS	2002 ANNUAL REPORT	page	46

As of December 31, 2002, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Accumulated Capital and Other Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings/ (Deficit)

Aggressive Growth Fund	—	—	$(46,420,595)	$(10,062,298)	$(56,482,893)
Growth Opportunities Fund	—	—	(64,762,185)	(1,348,126)	(66,110,311)
Equity Fund	—	—	(13,520,446)	(3,135,342)	(16,655,788)
Core Equity Fund	—	—	(1,156,188)	(834,619)	(1,990,807)
Balanced Fund	—	—	(15,997,074)	2,268,308	(13,728,766)
High Yield Fund	188	—	(34,928,495)	2,519,572	(32,408,735)
Bond Fund	—	—	(3,140,186)	464,955	(2,675,231)
Cash Reserve Fund	—	—	—	—	—

*	As of December 31, 2002, the following Funds have a capital loss carry-forward:

	Expiring December 2009	Expiring December 2010

Aggressive Growth Fund	$24,245,804	$21,100,831
Growth Opportunities Fund	61,300,939	3,461,246
Equity Fund	4,276,322	7,784,948
Core Equity Fund	261,521	894,667
Balanced Fund	4,127,035	11,870,040
High Yield Fund	13,419,595	17,818,720
Bond Fund	—	3,139,615

	Expiring December 2007	Expiring December 2008

High Yield Fund	1,066,147	2,220,291

The Aggressive Growth Fund, Equity Fund, High Yield Fund and Bond Fund have elected to defer post October losses as though the losses were incurred on the first day of the next calendar year. The amounts deferred were $1,073,960, $1,459,176, $403,742 and $573, respectively.

**	Differences between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

(D) Federal Income Taxes

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and by distributing to shareholders substantially all of its taxable income. Therefore, no Federal income or excise tax provision is required to be paid by each Fund.

The following unaudited percentages of ordinary dividends received during 2002 qualify for the 70% corporate dividend received deduction: Bond Fund 0.28%, Balanced Fund 44.63% and High Yield Fund 1.50%. To determine the amount of dividends that qualify, corporate shareholders should multiply the total ordinary dividend received during 2002 by the percentage noted above for each fund in which they invest.

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for items such as deferral of wash sales, net operating losses and capital loss carry-forwards. Permanent items identified in the year ended December 31, 2002, have been reclassified among components of net assets as follows:

Fund	Undistributed Net Investment Income	Undistributed Net Realized Gains and Losses	Paid-In Capital

Aggressive Growth Fund	920,038	—	(920,038)
Growth Opportunities Fund	1,208,774	—	(1,208,774)
Equity Fund	1,142,251	—	(1,142,251)
Core Equity Fund	19,969	—	(19,969)
Balanced Fund	248,214	(246,293)	(1,921)
High Yield Fund	570,115	(570,115)	—
Bond Fund	58,306	(58,031)	(275)
Cash Reserve Fund	—	—	—

(E) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that reflect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(F) Other

As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the “Guide”). Prior to the adoption of the Guide, the Balanced Fund and the Bond Fund did not amortize discounts and premiums, and the High Yield Fund did not amortize premiums on fixed income securities.

The effect of adopting and applying the provisions of the Guide has not resulted in adjustments to the Funds’ net assets reported in the financial statements. Rather, the cumulative effect of the change has been reflected as an adjustment to the amount of amortized cost of debt securities held as of the beginning of the year based on retroactive computation of premium and discount from the initial acquisition date of each security. The effect of the change for the current year on net investment income, net realized and unrealized gains and losses have been reflected in the financial statements. Additionally, the effect of the change on the per share data and ratio of net investment income to average net assets has been reflected in the financial highlights.

For the year ended December 31, 2002, the effect of these changes is as follows:

	Cumulative Effect of Change to Cost of Investments	Effect on Current Year Net Investment Income	Effect on Current Year Net Realized Gain (Loss)	Effect on Current Year Unrealized Gain (Loss)

Balanced Fund	$(67,811)	$(142,956)	$178,482	$(35,526)
Bond Fund	(4,381)	(14,227)	53,653	(39,426)
High Yield Fund	(36,429)	(123,486)	533,686	(410,200)

page	47	TRANSAMERICA PREMIER FUNDS	2002 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2002

2.	Investment Advisory Fees And Other Transactions With Affiliates

The Company has entered into an Investment Advisory and Administrative Services Agreement (the “Agreement”) with Transamerica Investment Management, LLC (the “Adviser”) and Transamerica Investment Services, Inc. (the “Sub-Adviser”) on behalf of each Fund. For its services to the Funds, the Adviser receives a monthly fee, based on an annual percentage of the average daily net assets of each Fund. The annual fees for the Funds are as follows:

Fund	First $1 Billion	Next $1 Billion	In Excess of $2 Billion

Aggressive Growth Fund	0.85%	0.82%	0.80%
Growth Opportunities Fund	0.85%	0.82%	0.80%
Equity Fund	0.85%	0.82%	0.80%
Core Equity Fund	0.75%	0.72%	0.70%
Balanced Fund	0.75%	0.72%	0.70%
High Yield Fund	0.55%	0.52%	0.50%
Bond Fund	0.60%	0.57%	0.55%
Cash Reserve Fund	0.35%	0.35%	0.35%

The Sub-Adviser is a subsidiary of Transamerica Corporation, which is a subsidiary of AEGON N.V. and owns all the capital interest of the Adviser. The Sub-Adviser receives its fee directly from the Adviser and receives no compensation from the Funds. The Adviser has agreed to waive its fees and assume any other operating expenses (other than certain extraordinary or non-recurring expenses) which together exceed a specified percentage of the average daily net assets of that Fund. These waivers and subsidies may be terminated at any time without notice. The specified percentages are as follows:

Fund	Investor Class	Institutional Class	Class A	Class M

Aggressive Growth Fund	1.40%	—	1.50%	1.75%
Growth Opportunities Fund	1.40%	—	1.50%	1.75%
Equity Fund	1.50%	—	1.60%	1.85%
Core Equity Fund	1.20%	—	1.30%	1.55%
Balanced Fund	1.45%	—	1.55%	1.80%
High Yield Fund	0.90%	0.65%	—	—
Bond Fund	1.30%	—	1.40%	1.65%
Cash Reserve Fund	0.25%	—	0.60%	0.85%

Transamerica Securities Sales Corporation (“TSSC”) is the principal underwriter and distributor of the shares for each of the Funds. TSSC is an indirect, wholly-owned subsidiary of AEGON N.V.

No officer, director, or employee of the Adviser, the Sub-Adviser or any of their respective affiliates receives any compensation from the Funds for acting as a director or officer of the Company. Each director of the Company who is not an “interested person” (as that term is defined in the 1940 Act) receives from the Funds a $10,000 annual fee, $1,000 for each meeting of the Company’s Board attended, and $500 for each Board committee meeting attended, and is reimbursed for expenses incurred in connection with such attendance. For the period ended December 31, 2002, the Funds expensed aggregate fees of $52,239 to all directors who are not affiliated persons of the Investment Adviser.

Certain directors and officers of the Funds are also directors and officers of the Adviser and other affiliated Transamerica entities.

As of December 31, 2002, Transamerica Corporation and its affiliates held the following percentages of outstanding shares:

Fund

Aggressive Growth Fund	8.8%
Growth Opportunities Fund	9.9%
Equity Fund	26.0%
Core Equity Fund	23.0%
Balanced Fund	42.5%
High Yield Fund	95.8%
Bond Fund	21.4%
Cash Reserve Fund	2.8%

3. Distribution Plans

The 12b-1 plans of distribution and related distribution contracts require the Funds to pay distribution fees to TSSC as compensation for its activities, not as reimbursement for specific expenses. For the Investor Shares, there is an annual 12b-1 distribution fee of 0.25% of the average daily net assets, except for the Cash Reserve Fund, which pay a distribution fee of 0.10% of the average daily net assets. On November 1, 1997, TSSC agreed to waive the distribution fees indefinitely for the Cash Reserve Fund. The fee waivers may be terminated at any time without notice. For the Institutional Shares, there is no annual 12b-1 distribution fee. For Class A shares, there is an annual 12b-1 distribution fee of 0.35%.

4. Security Transactions

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 2002 were as follows:

Fund	Purchases	U.S. Government Purchases	Proceeds from Sales	U.S. Government Sales

Aggressive Growth Fund	$36,822,985	$—	$42,721,016	$—
Growth Opportunities Fund	38,574,761	—	64,404,093	—
Equity Fund	41,266,760	—	52,343,251	—
Core Equity Fund	9,281,942	—	7,925,412	—
High Yield Fund	141,784,180	—	119,776,013	—
Balanced Fund	90,174,958	6,024,355	78,586,368	3,870,191
Bond Fund	69,306,177	17,749,975	62,506,891	14,562,797

5. Capital Stock Transactions

At December 31, 2002, there were two billion shares of $0.001 par value stock authorized. The tables below summarize the transactions in Fund shares for the periods and class indicated.

TRANSAMERICA PREMIER AGGRESSIVE GROWTH FUND		Authorized Shares — 60,000,000

	Year Ended December 31, 2002		Year Ended December 31, 2001

Investor Class Shares	Shares	Amount	Shares	Amount

Capital stock sold	2,260,625	$23,457,040	2,446,908	$38,513,334
Capital stock issued upon reinvestment of dividends and distributions	—	—	420,679	5,863,976
Capital stock redeemed	(2,622,751)	(28,997,328)	(4,039,468)	(62,894,568)

Net decrease	(362,126)	$(5,540,288)	(1,171,881)	$(18,517,258)

TRANSAMERICA PREMIER FUNDS	2002 ANNUAL REPORT	page	48

TRANSAMERICA PREMIER AGGRESSIVE GROWTH FUND

	Year Ended December 31, 2002		Year Ended December 31, 2001

Class A Shares	Shares	Amount	Shares	Amount

Capital stock sold	369,977	$3,970,812	18,476	$323,491
Capital stock issued from conversion of Class M to Class A	69,404	717,634	—	—
Capital stock issued upon reinvestment of dividends and distributions	—	—	2,352	32,622
Capital stock redeemed	(184,339)	(1,985,126)	(18,352)	(326,909)

Net increase	255,042	$2,703,320	2,476	$29,204

TRANSAMERICA PREMIER AGGRESSIVE GROWTH FUND

	Period Ended December 31, 2002		Year Ended December 31, 2001

Class M Shares	Shares	Amount	Shares	Amount

Capital stock sold	46,004	$530,529	65,954	$1,009,423
Capital stock redeemed from conversion of Class M to Class A	(70,284)	(717,634)	—	—
Capital stock issued upon reinvestment of dividends and distributions	—	—	6,085	83,550
Capital stock redeemed	(86,564)	(913,320)	(20,045)	(298,929)

Net increase (decrease)	(110,844)	$(1,100,425)	51,994	$794,044

TRANSAMERICA PREMIER GROWTH OPPORTUNITIES FUND Ù		Authorized Shares — 60,000,000

	Year Ended December 31, 2002		Year Ended December 31, 2001

Investor Class Shares	Shares	Amount	Shares	Amount

Capital stock sold	9,024,964	$128,692,175	10,170,707	$161,205,530
Capital stock issued upon reinvestment of dividends and distributions	—	—	336,931	5,287,728
Capital stock redeemed	(10,989,664)	(157,227,353)	(12,924,207)	(204,076,221)

Net decrease	(1,964,700)	$(28,535,178)	(2,416,569)	$(37,582,963)

TRANSAMERICA PREMIER GROWTH OPPORTUNITIES FUND Ù

	Year Ended December 31, 2002		Year Ended December 31, 2001

Class A Shares	Shares	Amount	Shares	Amount

Capital stock sold	305,000	$4,169,084	39,036	$685,170
Capital stock issued from conversion of Class M to Class A	57,350	755,294	—	—
Capital stock issued upon reinvestment of dividends and distributions	—	—	1,746	27,196
Capital stock redeemed	(170,130)	(2,282,813)	(50,112)	(897,559)

Net increase (decrease)	192,220	$2,641,565	(9,330)	$(185,193)

TRANSAMERICA PREMIER GROWTH OPPORTUNITIES FUND Ù

	Period Ended December 31, 2002		Year Ended December 31, 2001

Class M Shares	Shares	Amount	Shares	Amount

Capital stock sold	29,205	$433,485	46,443	$699,660
Capital stock redeemed from conversion of Class M to Class A	(57,852)	(755,294)	—	—
Capital stock issued upon reinvestment of dividends and distributions	—	—	3,177	48,950
Capital stock redeemed	(49,023)	(695,927)	(17,484)	(275,010)

Net increase (decrease)	(77,670)	$(1,017,736)	32,136	$473,600

TRANSAMERICA PREMIER EQUITY FUND		Authorized Shares — 100,000,000

	Year Ended December 31, 2002		Year Ended December 31, 2001

Investor Class Shares	Shares	Amount	Shares	Amount

Capital stock sold	3,000,893	$42,051,741	1,935,139	$35,426,310
Capital stock issued upon reinvestment of dividends and distributions	—	—	—	—
Capital stock redeemed	(4,492,303)	(63,604,935)	(4,597,040)	(83,824,221)

Net decrease	(1,491,410)	$(21,553,194)	(2,661,901)	$(48,397,911)

TRANSAMERICA PREMIER EQUITY FUND

	Year Ended December 31, 2002		Year Ended December 31, 2001

Class A Shares	Shares	Amount	Shares	Amount

Capital stock sold	1,247,301	$16,135,705	9,065	$169,724
Capital stock issued from conversion of Class M to Class A	36,426	482,284	—	—
Capital stock issued upon reinvestment of dividends and distributions	—	—	—	—
Capital stock redeemed	(187,287)	(2,540,375)	(8,540)	(166,513)

Net increase	1,096,440	$14,077,614	525	$3,211

TRANSAMERICA PREMIER EQUITY FUND

	Period Ended December 31, 2002		Year Ended December 31, 2001

Class M Shares	Shares	Amount	Shares	Amount

Capital stock sold	23,649	$348,552	35,806	$629,166
Capital stock redeemed from conversion of Class M to Class A	(36,883)	(482,284)	—	—
Capital stock issued upon reinvestment of dividends and distributions	—	—	—	—
Capital stock redeemed	(63,717)	(833,512)	(16,205)	(274,352)

Net increase (decrease)	(76,951)	$(967,244)	19,601	$354,814

Ù	On May 1, 2002, the name of the Fund changed from the Transamerica Premier Small Company Fund to the Transamerica Premier Growth Opportunities Fund.

page	49	TRANSAMERICA PREMIER FUNDS	2002 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2002

TRANSAMERICA PREMIER CORE EQUITY FUND Ù Ù		Authorized Shares — 60,000,000

	Year Ended December 31, 2002		Year Ended December 31, 2001

Investor Class Shares	Shares	Amount	Shares	Amount

Capital stock sold	216,823	$2,252,174	237,880	$2,861,350
Capital stock issued upon reinvestment of dividends and distributions	—	—	3,335	36,982
Capital stock redeemed	(211,592)	(2,119,281)	(267,910)	(3,104,452)

Net increase (decrease)	5,231	$132,893	(26,695)	$(206,120)

TRANSAMERICA PREMIER CORE EQUITY FUND Ù Ù

	Year Ended December 31, 2002		Year Ended December 31, 2001

Class A Shares	Shares	Amount	Shares	Amount

Capital stock sold	345,704	$3,387,507	7,106	$80,464
Capital stock issued from conversion of Class M to Class A	34,648	310,449	—	—
Capital stock issued upon reinvestment of dividends and distributions	—	—	81	890
Capital stock redeemed	(146,718)	(1,374,688)	(3,546)	(41,828)

Net increase	233,634	$2,323,268	3,641	$39,526

TRANSAMERICA PREMIER CORE EQUITY FUND Ù Ù

	Period Ended December 31, 2002		Year Ended December 31, 2001

Class M Shares	Shares	Amount	Shares	Amount

Capital stock sold	21,923	$224,540	34,744	$403,663
Capital stock redeemed from conversion of Class M to Class A	(34,955)	(310,449)	—	—
Capital stock issued upon reinvestment of dividends and distributions	—	—	187	2,053
Capital stock redeemed	(40,841)	(369,067)	(9,447)	(108,417)

Net increase (decrease)	(53,873)	$(454,976)	25,484	$297,299

TRANSAMERICA PREMIER BALANCED FUND		Authorized Shares — 60,000,000

	Year Ended December 31, 2002		Year Ended December 31, 2001

Investor Class Shares	Shares	Amount	Shares	Amount

Capital stock sold	3,124,219	$56,101,197	4,075,139	$80,179,953
Capital stock issued upon reinvestment of dividends and distributions	166,242	2,750,012	131,684	2,483,453
Capital stock redeemed	(3,074,986)	(54,199,237)	(2,129,421)	(41,118,835)

Net increase	215,475	$4,651,972	2,077,402	$41,544,571

TRANSAMERICA PREMIER BALANCED FUND

	Year Ended December 31, 2002		Year Ended December 31, 2001

Class A Shares	Shares	Amount	Shares	Amount

Capital stock sold	559,521	$9,752,813	7,197	$139,181
Capital stock issued from conversion of Class M to Class A	28,046	470,048	—	—
Capital stock issued upon reinvestment of dividends and distributions	8,923	147,144	313	5,896
Capital stock redeemed	(146,095)	(2,486,993)	(4,697)	(92,705)

Net increase	450,395	$7,883,012	2,813	$52,372

TRANSAMERICA PREMIER BALANCED FUND

	Period Ended December 31, 2002		Year Ended December 31, 2001

Class M Shares	Shares	Amount	Shares	Amount

Capital stock sold	16,707	$302,054	32,575	$633,645
Capital stock redeemed from conversion of Class M to Class A	(28,057)	(470,048)	—	—
Capital stock issued upon reinvestment of dividends and distributions	—	—	674	12,698
Capital stock redeemed	(45,130)	(769,956)	(8,031)	(157,712)

Net increase (decrease)	(56,480)	$(937,950)	25,218	$488,631

TRANSAMERICA PREMIER HIGH YIELD BOND FUND		Authorized Shares — 50,000,000

	Year Ended December 31, 2002		Year Ended December 31, 2001

Investor Class Shares	Shares	Amount	Shares	Amount

Capital stock sold	2,894,670	$20,323,938	235,697	$1,927,011
Capital stock issued upon reinvestment of dividends and distributions	49,510	355,945	20,246	165,613
Capital stock redeemed	(2,137,700)	(15,113,455)	(176,924)	(1,440,422)

Net increase	806,480	$5,566,428	79,019	$652,202

TRANSAMERICA PREMIER HIGH YIELD BOND FUND

	Year Ended December 31, 2002		Year Ended December 31, 2001

Institutional Class Shares	Shares	Amount	Shares	Amount

Capital stock sold	1,396,182	$10,358,014	1,476,753	$12,141,765
Capital stock issued upon reinvestment of dividends and distributions	1,380,636	9,985,789	1,097,983	8,923,446
Capital stock redeemed	(440,796)	(3,130,360)	(126,929)	(1,033,518)

Net increase	2,336,022	$17,213,443	2,447,807	$20,031,693

Ù Ù	On May 1, 2002, the name of the Fund changed from the Transamerica Premier Value Fund to the Transamerica Premier Core Equity Fund.

TRANSAMERICA PREMIER FUNDS	2002 ANNUAL REPORT	page	50

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

December 31, 2002

TRANSAMERICA PREMIER BOND FUND		Authorized Shares — 60,000,000

	Year Ended December 31, 2002		Year Ended December 31, 2001

Investor Class Shares	Shares	Amount	Shares	Amount

Capital stock sold	2,299,019	$20,443,938	425,705	$4,340,415
Capital stock issued upon reinvestment of dividends and distributions	144,278	1,323,695	165,152	1,669,431
Capital stock redeemed	(2,131,746)	(18,683,503)	(344,719)	(3,499,132)

Net increase	311,551	$3,084,130	246,138	$2,510,714

TRANSAMERICA PREMIER BOND FUND

	Year Ended December 31, 2002		Year Ended December 31, 2001

Class A Shares	Shares	Amount	Shares	Amount

Capital stock sold	716,878	$6,625,955	8,510	$85,743
Capital stock issued from conversion of Class M to Class A	36,008	316,147	—	—
Capital stock issued upon reinvestment of dividends and distributions	17,688	161,192	2,195	22,159
Capital stock redeemed	(320,391)	(2,911,815)	(6,008)	(61,210)

Net increase	450,183	$4,191,479	4,697	$46,692

TRANSAMERICA PREMIER BOND FUND

	Period Ended December 31, 2002		Year Ended December 31, 2001

Class M Shares	Shares	Amount	Shares	Amount

Capital stock sold	33,001	$307,267	23,357	$238,698
Capital stock redeemed from conversion of Class M to Class A	(35,901)	(316,147)	—	—
Capital stock issued upon reinvestment of dividends and distributions	1,586	14,630	1,807	18,264
Capital stock redeemed	(31,873)	(290,068)	(4,303)	(43,795)

Net increase (decrease)	(33,187)	$(284,318)	20,861	$213,167

TRANSAMERICA PREMIER CASH RESERVE FUND		Authorized Shares — 510,000,000

	Year Ended December 31, 2002		Year Ended December 31, 2001

Investor Class Shares	Shares	Amount	Shares	Amount

Capital stock sold	330,099,392	$330,099,392	102,864,909	$102,864,909
Capital stock issued upon reinvestment of dividends and distributions	1,991,265	1,991,265	2,840,176	2,840,176
Capital stock redeemed	(352,698,788)	(352,698,788)	(173,084,413)	(173,084,413)

Net decrease	(20,608,131)	$(20,608,131)	(67,379,328)	$(67,379,328)

TRANSAMERICA PREMIER CASH RESERVE FUND

	Year Ended December 31, 2002		Year Ended December 31, 2001

Class A Shares	Shares	Amount	Shares	Amount

Capital stock sold	2,495,647	$2,495,647	1,622,392	$1,622,392
Capital stock issued from conversion of Class M to Class A	821,359	821,359	—	—
Capital stock issued upon reinvestment of dividends and distributions	21,924	21,924	58,877	58,877
Capital stock redeemed	(3,790,657)	(3,790,657)	(1,309,180)	(1,309,180)

Net increase (decrease)	(451,727)	$(451,727)	372,089	$372,089

TRANSAMERICA PREMIER CASH RESERVE FUND

	Period Ended December 31, 2002		Year Ended December 31, 2001

Class M Shares	Shares	Amount	Shares	Amount

Capital stock sold	$581,971	$581,971	5,718,119	$5,718,119
Capital stock redeemed from conversion of Class M to Class A	(821,359)	(821,359)	—	—
Capital stock issued upon reinvestment of dividends and distributions	13,790	13,790	42,921	42,921
Capital stock redeemed	(3,659,135)	(3,659,135)	(2,473,645)	(2,473,645)

Net increase (decrease)	$(3,884,733)	$(3,884,733)	3,287,395	$3,287,395

page	51	TRANSAMERICA PREMIER FUNDS	2002 ANNUAL REPORT

DIRECTORS AND OFFICERS

Responsibility for the management and supervision of the Company and its Funds rests with the Board. The Investment Adviser is subject to the direction of the Board.

The names of the directors and executive officers of the Company, their business addresses and their principal occupations during the past five years are listed below. Each of the officers listed below is an employee of an entity that provides services to the Funds. An asterisk (*) appears after the name of each director and officer who is an interested person of the Company, as defined in the 1940 Act.

Name, Address & Age	Position Held with Transamerica Investors, Inc.	Term of Office	Length of Time Served	Number of Portfolios overseen in the complex	Principal Occupations During the Past 5 years

Richard N. Latzer* Transamerica Center 1150 S. Olive Street Los Angeles, CA 90015 Age 65	Chairman of the Board	Indefinite**	Since 11/05/99	9

Chairman of Transamerica Investment Services, Inc.; Chairman of Transamerica Investment Management, LLC; Senior Vice President and Chief Investment Officer for Transamerica Corporation; President and Chief Executive Officer, Transamerica Realty Services; Chief Executive Officer, Transamerica Investment, LLC

Gary U. Rollé* Transamerica Center 1150 S. Olive St. Los Angeles, CA 90015 Age 61	President	Indefinite**	Since 11/05/99	9

Chairman and President, Transamerica Income Shares Inc. and Transamerica Variable Insurance Fund, Inc.; President & Chief Investment Officer, Transamerica Investment Services, Inc.; and Chief Investment Officer, Transamerica Investment Management, LLC

Sidney E. Harris Georgia State University 35 Broad Street, Suite 718 Atlanta, Georgia 30303 Age 53	Director	Indefinite**	Since 06/30/97	9

Dean of College of Business Administration, Georgia State University since 1997. Formerly, Dean of the Peter F. Drucker Management Center, Claremont Graduate School

Other Directorship held: Director, Service Master Company

Charles C. Reed Aon Risk Services 707 Wilshire Blvd., Suite 6000 Los Angeles, CA 90017 Age 69	Director	Indefinite**	Since 06/30/97	9	Vice Chairman of Aon Risk Services Inc. of Southern California (business risk management and insurance brokerage). Other Directorships held: None

Carl R. Terzian Carl Terzian Associates 12400 Wilshire Blvd., Suite 200 Los Angeles, CA 90025 Age 67	Director	Indefinite**	Since 06/30/97	9	Carl Terzian Associates (Public Relations) Other Directorships held: None

E. Lake Setzler* Transamerica Center 1150 South Olive Street Los Angeles, CA 90015 Age 35	Treasurer	Indefinite**	Since 08/10/01	9	Vice President Controller, Transamerica Investment Management, LLC; Chief Account Officer, Alta Residential Mortgage Trust; Controller, Southern Pacific Bank

Ann Marie Swanson* Transamerica Center 1150 South Olive Street Los Angeles, CA 90015 Age 37	Secretary	Indefinite**	Since 08/10/01	9

Vice President Legal Counsel and Chief Compliance Officer, Transamerica Investment Management, LLC; Vice President Assistant General Counsel, Deputy Counsel, Baring Asset Management; Vice President Director of Risk Management and Compliance, Mellon Financial Corp./The Boston Company Asset Management, LLC

The directors are responsible for major decisions relating to the Funds’ objectives, policies and operations. Day-to-day decisions by the officers of the Funds are reviewed by the directors on a quarterly basis. During the interim between quarterly Board meetings, the Executive Committee is empowered to act when necessary for the Board of Directors. The sole member of the Executive Committee is Richard Latzer.

**Directors and Executive Officers serve an indefinite term until his/her successor is elected.

TRANSAMERICA PREMIER FUNDS	2002 ANNUAL REPORT	page	52

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of Transamerica Investors, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the following series of Transamerica Investors, Inc.: the Transamerica Premier Aggressive Growth Fund, Transamerica Premier Growth Opportunities Fund (formerly Transamerica Premier Small Company Fund), Transamerica Premier Equity Fund, Transamerica Premier Core Equity Fund (formerly Transamerica Premier Value Fund), Transamerica Balanced Fund, Transamerica Premier High Yield Bond Fund, Transamerica Premier Bond Fund, and Transamerica Premier Cash Reserve Fund (the “Funds”) as of December 31, 2002, and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Transamerica Investors, Inc., as of December 31, 2002, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Los Angeles, California

January 31, 2003

page	53	TRANSAMERICA PREMIER FUNDS	2002 ANNUAL REPORT

Transamerica Premier Funds

Directors

Richard N. Latzer

Chairman of the Board

Sidney E. Harris

Charles C. Reed

Carl R. Terzian

Transamerica Premier Funds

Officers

Gary U. Rollé

President

Ann Marie Swanson

Secretary

E. Lake Setzler

Treasurer

Investment Adviser

Transamerica Investment Management, LLC

1150 South Olive Street

Los Angeles, California 90015

Distributor

Transamerica Securities Sales Corporation

1150 South Olive Street

Los Angeles, California 90015

Custodian

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

Transfer Agent

State Street Bank/Boston Financial Data Services

Two Heritage Drive

North Quincy, Massachusetts 02171

TRANSAMERICA PREMIER FUNDS	2002 ANNUAL REPORT	page	54

This report is for the information of the shareholders of Transamerica Premier Funds. Its use in connection with any offering of the Funds’ shares is authorized only if accompanied or preceded by a current Transamerica Premier Funds prospectus that contains more complete investment information, including risks and expenses. Please read the the prospectus thoroughly before you invest.

Call 1-800-892-7587 for more information.

These Funds are neither insured nor guaranteed by the U.S. government. There can be no assurance that the Transamerica Premier Cash Reserve Fund will be able to maintain a stable net asset value of $1.00 per share.

©2001 Transamerica Securities Sales Corporation, Distributor

Transamerica Securities Sales Corporation, Distributor

1-800-89-ASK-US (1-800-892-7587)

http://transamericafunds.com

e-mail: PremierFunds@Transamerica.com

TPF 576-0203